File No. 2-77329

                                                          File No. 811-3458
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.   20549
                                  Form N-1A

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X
           Pre-Effective Amendment No. ______
          Post-Effective Amendment No. 28
                                   and/or
 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     X
           Amendment No. 25
  UNITED GOVERNMENT SECURITIES FUND, INC.
-------------------------------------------------------------------------
                   (Exact Name as Specified in Charter)
 6300 Lamar Avenue, Overland Park, Kansas City                  66202-4200
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         (Address of Principal Executive Office)       (Zip Code)
 Registrant's Telephone Number, including Area Code  (913) 236-2000
 Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas    66201-9217
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                  (Name and Address of Agent for Service)
 It is proposed that this filing will become effective
           _____  immediately upon filing pursuant to paragraph (b)
          __X__  on June 30, 2000 pursuant to paragraph (b)
          _____  60 days after filing pursuant to paragraph (a)(1)
          _____  on (date) pursuant to paragraph (a)(1)
          _____  75 days after filing pursuant to paragraph (a)(2)
          _____  on (date) pursuant to paragraph (a)(2) of Rule 485
          _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment
===========================================================================
                  DECLARATION REQUIRED BY RULE 24f-2 (a)(1)
      The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 (a)(1). Notice for the Registrant's fiscal year ended March 31, 2000 was filed on or about June
26, 2000.




                                                          PROSPECTUS
                                                       JUNE 30, 2000
WADDELL & REED ADVISORS FUNDS
                                                      FIXED INCOME &
                                                  MONEY MARKET FUNDS

                                                           Bond Fund
                                          Government Securities Fund
                                                    High Income Fund
                                                 High Income Fund II
                                                 Municipal Bond Fund
                                          Municipal High Income Fund
                                                     Cash Management


THE SECURITIES AND EXCHANGE COMMISSION
HAS NOT APPROVED OR DISAPPROVED THE                                   [LOGO]
FUNDS' SECURITIES, OR DETERMINED
WHETHER THIS PROSPECTUS IS ACCURATE OR ADEQUATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

CONTENTS
3 An Overview of the Funds
3 Bond Fund
9 Government Securities Fund
14 High Income Fund
14 High Income Fund II
24 Municipal Bond Fund
30 Municipal High Income Fund
37 Cash Management
42 The Investment Principles of the Funds
52 Your Account
75 The Management of the Funds
78   Financial Highlights

------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

GOAL

[GRAPHIC]

WADDELL & REED ADVISORS BOND FUND

(FORMERLY UNITED BOND FUND) SEEKS A REASONABLE RETURN WITH EMPHASIS ON PRESERVATION OF CAPITAL.

PRINCIPAL STRATEGIES
Bond Fund seeks to achieve its goal by investing primarily in domestic debt securities usually of investment grade (rated BBB and higher by Standard & Poor's ("S&P") and Baa and higher by Moody's Investors Service, Inc. ("MIS")). The Fund has no limitations regarding the maturity duration or dollar weighted average of its holdings. In selecting the debt securities for the Fund's portfolio, Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, considers yield and relative safety and, in the case of convertible securities, the possibility of capital growth. The Fund can invest in securities of companies of any size.

In selecting debt securities for the Fund, WRIMCO may look at many factors. These include the issuer's past, present and estimated future:

-  financial strength;
-  cash flow;
-  management;
-  borrowing requirements; and
-  responsiveness to changes in interest rates and business conditions.

As well, WRIMCO considers the maturity of the obligation and the size or nature of the bond issue.

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if the issuer's financial strength weakens and/or the yield and relative safety of the security declines. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND
Because Bond Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

-  prepayment of higher-yielding bonds held by the Fund;

- the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

-  changes in the maturities of bonds owned by the Fund;

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio; and

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Bond Fund is designed for investors who primarily seek current income while also seeking to preserve investment principal. You should consider whether the Fund fits your particular investment objectives.

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PERFORMANCE
BOND FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)


'90      '91     '92     '93    '94    '95     '96     '97     '98   '99
-------------------------------------------------------------------------------

 4.24%   17.76%   7.84%   13.19%   -5.76%  20.50%  3.20%  9.77% 7.27%   -1.08%
===============================================================================


IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 7.11% (THE THIRD QUARTER OF 1991) AND THE LOWEST QUARTERLY RETURN WAS -7.37% (THE FIRST QUARTER OF 1997). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 2.32%.

AVERAGE ANNUAL TOTAL RETURNS


AS OF DECEMBER 31, 1999 (%)    1 YEAR     5 YEARS   10 YEARS  LIFE OF CLASS(1)
-------------------------------------------------------------------------------
CLASS A SHARES OF BOND FUND     -6.77%      6.42%      6.84%
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Salomon Brothers Broad
Investment Grade Index          -0.83%      7.74%      7.75%
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Lipper Corporate Debt Funds
A-Rated Universe Average        -2.61%      6.90%      7.30%
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CLASS B SHARES OF BOND FUND                                       -4.64%
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Salomon Brothers Broad
Investment Grade Index          -0.83%      7.74%      7.75%      -0.16%
-------------------------------------------------------------------------------
Lipper Corporate Debt Funds
A-Rated Universe Average        -2.61%      6.90%      7.30%      -0.45%
-------------------------------------------------------------------------------
CLASS C SHARES OF BOND FUND                                       -0.86%
-------------------------------------------------------------------------------
Salomon Brothers Broad
Investment Grade Index          -0.83%      7.74%       7.75%     -0.16%
-------------------------------------------------------------------------------
Lipper Corporate Debt Funds
A-Rated Universe Average        -2.61%      6.90%       7.30%     -0.45%
-------------------------------------------------------------------------------
CLASS Y SHARES OF BOND FUND     -0.81%                             5.93%
-------------------------------------------------------------------------------
Salomon Brothers Broad
Investment Grade Index          -0.83%      7.74%       7.75%      6.04%
-------------------------------------------------------------------------------
Lipper Corporate Debt Funds
A-Rated Universe Average        -2.61%      6.90%       7.30%      5.09%
-------------------------------------------------------------------------------


THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.

(1) SINCE SEPTEMBER 9, 1999 FOR CLASS B SHARES, SEPTEMBER 9, 1999 FOR CLASS C SHARES AND JUNE 19, 1995 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEX ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM SEPTEMBER 30, 1999, SEPTEMBER 30, 1999, AND JUNE 30, 1995, RESPECTIVELY.

FEES AND EXPENSES

BOND FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:



SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM       CLASS A   CLASS B   CLASS C   CLASS Y
YOUR INVESTMENT)               SHARES    SHARES    SHARES   SHARES

MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)               5.75%      None      None     None

MAXIMUM DEFERRED
SALES CHARGE (LOAD)(1)
(AS A PERCENTAGE OF LESSER
OF AMOUNT INVESTED OR
REDEMPTION VALUE)                None(2)     5%        1%      None
==============================================================================

ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED    CLASS A    CLASS B   CLASS C   CLASS Y
FROM FUND ASSETS)              SHARES     SHARES    SHARES    SHARES

MANAGEMENT FEES                  0.52%      0.52%     0.52%    0.52%

DISTRIBUTION AND SERVICE
(12b-1) FEES                     0.25%      1.00%     1.00%     None

OTHER EXPENSES                   0.23%      0.39%     0.48%    0.21%

TOTAL ANNUAL FUND
OPERATING EXPENSES               1.00%      1.91%     2.00%     0.73%
==============================================================================


(1) THE CONTINGENT DEFERRED SALES CHARGE (CDSC), WHICH IS IMPOSED ON
    THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.

(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

-------------------------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



-------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:           1 YEAR       3 YEARS       5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Class A Shares                $671        $875          $1,096       $1,729
-------------------------------------------------------------------------------

Class B Shares                $594        $901          $1,134       $1,998(1)
-------------------------------------------------------------------------------

Class C Shares                $303        $626          $1,076       $2,324
-------------------------------------------------------------------------------

Class Y Shares               $  75        $233         $   406       $  906

-------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:           1 YEAR       3 YEARS       5 YEARS      10 YEARS
-------------------------------------------------------------------------------

Class A Shares                $671         $875         $1,096       $1,729
-------------------------------------------------------------------------------

Class B Shares                $194        $601          $1,034       $1,998(1)
-------------------------------------------------------------------------------

Class C Shares                $203        $626          $1,076       $2,324
-------------------------------------------------------------------------------

Class Y Shares               $  75        $233         $   406      $   906
===============================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

AN OVERVIEW OF THE FUND

WADDELL & REED ADVISORS
GOVERNMENT SECURITIES FUND

(FORMERLY UNITED GOVERNMENT SECURITIES FUND) SEEKS AS HIGH A CURRENT INCOME AS IS CONSISTENT WITH SAFETY OF PRINCIPAL.

PRINCIPAL STRATEGIES

Government Securities Fund seeks to achieve its goal by investing exclusively in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (U.S. Government securities). The Fund invests in a diversified portfolio of U.S. Government securities, including treasury issues and mortgage-backed securities. The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Government Securities Fund owns different types of fixed-income instruments, a variety of factors can affect its investment performance, such as:

- an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

- prepayment of higher-yielding bonds and mortgage-backed securities; and

- WRIMCO's skill in evaluating and selecting securities for the Fund.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As well, not all U.S. Government securities are backed by the full faith and credit of the United States.

WHO MAY WANT TO INVEST

Government Securities Fund is designed for investors who seek current income and the relative security of investing in U.S. Government securities. You should consider whether the Fund fits your particular investment objectives.

-------------------------------------------------------------------------------
PERFORMANCE

GOVERNMENT SECURITIES FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

-  The bar chart and the performance table assume payment of dividends and
   other    distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)


'90     '91     '92     '93     '94     '95     '96     '97     '98     '99
-------------------------------------------------------------------------------

7.27%   16.07%  7.54%   9.99%    -3.88%  19.30%  1.77%    9.16%  7.49%   -0.64%
===============================================================================

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 6.81% (THE THIRD QUARTER OF 1991) AND THE LOWEST QUARTERLY RETURN WAS -3.32% (THE FIRST QUARTER OF 1994). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 2.19%.

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1999 (%)      1 YEAR     5 YEARS     10 YEARS     LIFE
                                                                  OF CLASS(1)
-------------------------------------------------------------------------------
CLASS A SHARES OF
GOVERNMENT SECURITIES FUND          -4.86%      6.27%       6.76%
-------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index                 -0.59%      7.66%       7.64%
-------------------------------------------------------------------------------
Lipper General U. S.
Government Funds
Universe Average                    -3.02%      6.50%       6.63%
-------------------------------------------------------------------------------
CLASS B SHARES OF
GOVERNMENT SECURITIES FUND                                           - 5.09%
-------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index                 -0.59%      7.66%       7.64%     -0.52%
-------------------------------------------------------------------------------
Lipper General U. S.
Government Funds
Universe Average                    -3.02%      6.50%       6.63%     -0.82%
-------------------------------------------------------------------------------
CLASS C SHARES OF
GOVERNMENT SECURITIES FUND                                            -0.87%
-------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index                 -0.59%      7.66%       7.64%     -0.52%
-------------------------------------------------------------------------------
Lipper General U. S.
Government Funds
Universe Average                     -3.02%     6.50%       6.63%     -0.82%
-------------------------------------------------------------------------------
CLASS Y SHARES OF
GOVERNMENT SECURITIES FUND           -0.28%                            5.73%
-------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index                  -0.59%     7.66%       7.64%      5.96%
-------------------------------------------------------------------------------
Lipper General U. S.
Government Funds
Universe Average                     -3.02%     6.50%       6.63%      4.69%
===============================================================================

THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.

(1) SINCE OCTOBER 4, 1999 FOR CLASS B SHARES, OCTOBER 8, 1999 FOR CLASS C SHARES AND SEPTEMBER 27, 1995 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE INDEX (INCLUDING INCOME) ARE NOT AVAILABLE, PERFORMANCE OF THE INDEX IS FROM OCTOBER 31, 1999, OCTOBER 31,1999 AND SEPTEMBER 30, 1995, RESPECTIVELY.

------------------------------------------------------------------------------
FEES AND EXPENSES

GOVERNMENT SECURITIES FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM       CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)               SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)              4.25%       None        None       None
------------------------------------------------------------------------------

MAXIMUM DEFERRED
SALES CHARGE (LOAD)(1)
(AS A PERCENTAGE OF LESSER
OF AMOUNT INVESTED OR
REDEMPTION VALUE)               None(2)       5%          1%       None
------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
(EXPENSES THAT ARE DEDUCTED    CLASS A     CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)              SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MANAGEMENT FEES                  0.50%       0.50%       0.50%      0.50%
------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                     0.25%       1.00%       1.00%      None
------------------------------------------------------------------------------
OTHER EXPENSES                   0.40%       0.40%       0.60%      0.30%
------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES               1.15%       1.90%       2.10%      0.80%
===============================================================================

(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.

(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

(3) MANAGEMENT FEES AND TOTAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES OF THE FUND FOR THE FISCAL YEAR ENDED MARCH 31, 2000. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:           1 YEAR       3 YEARS       5 YEARS      10 YEARS
---------------------------------------- --------------------------------------
Class A Shares                $537        $775          $1,031      $1,763
------------------------------------------------------------------------------
Class B Shares                $593        $897          $1,126      $2,025(1)
------------------------------------------------------------------------------
Class C Shares                $313        $658          $1,129      $2,431
------------------------------------------------------------------------------
Class Y Shares                $ 82        $255          $  444      $  990
------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:            1 YEAR      3 YEARS       5 YEARS      10 YEARS
------------------------------------------------------------------------------
Class A Shares                $537        $775           $1,031      $1,763
------------------------------------------------------------------------------
Class B Shares                $193        $597          $1,026       $2,025(1)
------------------------------------------------------------------------------
Class C Shares                $213        $658          $1,129       $2,431
------------------------------------------------------------------------------
Class Y Shares                $ 82        $255          $  444       $  990
==============================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER
    CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

-------------------------------------------------------------------------------
AN OVERVIEW OF THE FUNDS

WADDELL & REED ADVISORS HIGH INCOME FUND
WADDELL & REED ADVISORS HIGH INCOME FUND II

(FORMERLY UNITED HIGH INCOME FUND AND UNITED HIGH INCOME FUND II) SEEK, AS A PRIMARY GOAL, A HIGH LEVEL OF CURRENT INCOME. AS A SECONDARY GOAL, THE FUNDS SEEK CAPITAL GROWTH WHEN CONSISTENT WITH THEIR PRIMARY GOAL.

PRINCIPAL STRATEGIES
High Income Fund and High Income Fund II seek to achieve their goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities the risks of which are, in the judgment of WRIMCO, consistent with the Funds' goals. The Funds can invest in companies of any size. The Funds invest primarily in the lower quality bonds, commonly called junk bonds, that are rated BB and below by S&P or Ba and below by MIS or, if unrated, deemed by WRIMCO to be of comparable quality. The Funds may invest an unlimited amount of their respective total assets in junk bonds. As well, the Funds may invest in bonds of any maturity.

The Funds may each invest up to 20% of their respective total assets in common stock in order to seek capital growth. The Funds will emphasize a blend of value and growth in their selection of common stock. Value stocks are those whose earnings WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.

WRIMCO may look at a number of factors in selecting securities for the Funds. These include an issuer's past, current and estimated future:

-  financial strength;

-  cash flow;

-  management;

-  borrowing requirements; and

-  responsiveness to changes in interest rates and business conditions.

In general, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example, WRIMCO may sell a holding if the issuer's financial strength declines to an unacceptable level or management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because High Income Fund and High Income Fund II own different types of securities, a variety of factors can affect their investment performance, such as:
- the earnings performance, credit quality and other conditions of the companies whose securities the Funds hold;

- the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds;

- an increase in interest rates, which may cause the value of a bond held by either Fund, especially bonds with longer maturities, to decline;

-  changes in the maturities of bonds owned by the Funds;

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Funds' holdings to fall as part of a broad market decline; and

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Funds' portfolios.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of each Fund's shares will change, and you could lose money on your investment. An investment in each Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

High Income Fund and High Income Fund II are designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth where consistent with the goal of income. The Funds are not suitable for all investors. You should consider whether either Fund fits your particular investment objectives.

-------------------------------------------------------------------------------
PERFORMANCE

HIGH INCOME FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

'90     '91     '92     '93     '94     '95      '96     '97      '98    '99
-------------------------------------------------------------------------------

-14.97%  37.45%  16.33%  17.69% -3.66% 17.80%    11.88%   14.32%   3.88% 2.92%
===============================================================================

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 12.12% (THE FIRST QUARTER OF 1991) AND THE LOWEST QUARTERLY RETURN WAS -7.59% (THE THIRD QUARTER OF 1990). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS -1.73%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)      1 YEAR     5 YEARS     10 YEARS     LIFE
                                                                   OF CLASS(1)
-------------------------------------------------------------------------------
CLASS A SHARES OF
HIGH INCOME FUND                 -3.00%      8.71%       8.93%
-------------------------------------------------------------------------------
Salomon Brothers High
Yield Market Index                1.73%      9.71%       10.94%
-------------------------------------------------------------------------------
Salomon Brothers High
Yield Composite Index             1.24%      10.39%      11.35%
-------------------------------------------------------------------------------
Lipper High Current Yield
Funds Universe Average            4.53%      8.84%       10.03%
-------------------------------------------------------------------------------
CLASS B SHARES OF
HIGH INCOME FUND                                                        -2.38%
-------------------------------------------------------------------------------
Salomon Brothers High
Yield Market Index                1.73%      9.71%       10.94%          2.42%
-------------------------------------------------------------------------------
Salomon Brothers High
Yield Composite Index             1.24%     10.39%       11.35%          2.70%
-------------------------------------------------------------------------------
Lipper High Current Yield
Funds Universe Average            4.53%      8.84%       10.03%          2.78%
-------------------------------------------------------------------------------
CLASS C SHARES OF
HIGH INCOME FUND                                                         1.62%
-------------------------------------------------------------------------------
Salomon Brothers High
Yield Market Index                1.73%      9.71%       10.94%          2.42%
-------------------------------------------------------------------------------
Salomon Brothers High
Yield Composite Index             1.24%     10.39%       11.35%          2.70%
-------------------------------------------------------------------------------
Lipper High Current Yield
Funds Universe Average            4.53%      8.84%       10.03%          2.78%
-------------------------------------------------------------------------------
CLASS Y SHARES OF
HIGH INCOME FUND                  3.15%                                  8.17%
-------------------------------------------------------------------------------
Salomon Brothers High
Yield Market Index                1.73%      9.71%       10.94%          7.34%
-------------------------------------------------------------------------------
Salomon Brothers High
Yield Composite Index             1.24%     10.39%       11.35%          7.57%
-------------------------------------------------------------------------------
Lipper High Current Yield
Funds Universe Average            4.53%      8.84%       10.03%          7.02%
===============================================================================

THE INDEXES SHOWN ARE BROAD-BASED, SECURITIES MARKET INDEXES THAT ARE UNMANAGED. THE SALOMON BROTHERS HIGH YIELD MARKET INDEX WILL REPLACE THE SALOMON BROTHERS HIGH YIELD COMPOSITE INDEX. WRIMCO BELIEVES THAT THE NEW INDEX PROVIDES A MORE ACCURATE BASIS FOR COMPARING THE FUND'S PERFORMANCE TO THE TYPES OF SECURITIES IN WHICH THE FUND INVESTS. BOTH INDEXES ARE PRESENTED FOR COMPARISON PURPOSES. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOALS OF THE FUND.

(1) SINCE OCTOBER 4, 1999 FOR CLASS B SHARES, OCTOBER 4, 1999 FOR CLASS C SHARES AND JANUARY 4, 1996 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE INDEXES (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS FROM OCTOBER 31, 1999, OCTOBER 31, 1999AND DECEMBER 31, 1995, RESPECTIVELY.

-------------------------------------------------------------------------------
FEES AND EXPENSES

HIGH INCOME FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM         CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)                 SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MAXIMUM
SALES CHARGE
(LOAD) IMPOSED ON PURCHASES
(AS A PERCENTAGE
OF OFFERING PRICE)                5.75%       None        None       None
------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE
(LOAD)(1) (AS A PERCENTAGE
OF LESSER OF AMOUNT INVESTED
OR REDEMPTION VALUE)              None(2)       5%         1%        None
==============================================================================
ANNUAL FUND OPERATING EXPENSES(3)
(EXPENSES THAT ARE DEDUCTED      CLASS A     CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)                SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MANAGEMENT FEES                   0.61%       0.61%       0.61%      0.61%
------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                      0.25%       1.00%       1.00%      None
------------------------------------------------------------------------------
OTHER EXPENSES                    0.20%       0.38%       0.31%      0.20%
------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                1.06%       1.99%       1.92%      0.81%
==============================================================================


(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.
(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

(3) MANAGEMENT FEES AND TOTAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES # OF THE FUND FOR THE FISCAL YEAR ENDED MARCH 31, 2000. ACTUAL EXPENSES MAY BE GREATER
    OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares                $677       $893       $1,126      $1,795
------------------------------------------------------------------------------
Class B Shares                $602       $924       $1,173      $2,074(1)
------------------------------------------------------------------------------
Class C Shares                $295       $603       $1,037      $2,243
------------------------------------------------------------------------------
Class Y Shares                $ 83       $259       $  450      $1,002
------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $677       $893       $1,126      $1,795
------------------------------------------------------------------------------
Class B Shares               $202       $624       $1,073      $2,074(1)
------------------------------------------------------------------------------
Class C Shares               $195       $603       $1,037      $2,243
------------------------------------------------------------------------------
Class Y Shares               $ 83       $259       $  450      $1,002
==============================================================================

(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER
    CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

-------------------------------------------------------------------------------
PERFORMANCE

HIGH INCOME FUND II

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)



'90     '91      '92      '93      '94      '95     '96    '97    '98    '99
-------------------------------------------------------------------------------

-5.29%  31.31%   15.23%   17.39%  -4.07%    16.88%  11.93% 14.97% 2.69%  1.45%
===============================================================================

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 11.52% (THE FIRST QUARTER OF 1991) AND THE LOWEST QUARTERLY RETURN WAS -5.76% (THE THIRD QUARTER OF 1998). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS -1.91%.

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1999 (%)       1 YEAR     5 YEARS     10 YEARS     LIFE
                                                                   OF CLASS(1)
-------------------------------------------------------------------------------
CLASS A SHARES OF
HIGH INCOME FUND II               -4.38%      8.11%       9.10%
-------------------------------------------------------------------------------
Salomon Brothers High
Yield Market Index                 1.73%      9.71%      10.94%
-------------------------------------------------------------------------------
Salomon Brothers High
Yield Composite Index              1.24%     10.39%      11.35%
-------------------------------------------------------------------------------
Lipper High Current Yield
Funds Universe Average             4.53%      8.84%      10.03%
-------------------------------------------------------------------------------
CLASS B SHARES OF
HIGH INCOME FUND II                                                   -2.55%
-------------------------------------------------------------------------------
Salomon Brothers High
Yield Market Index                 1.73%      9.71%      10.94%        2.42%
-------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                    1.24%     10.39%      11.35%        2.70%
-------------------------------------------------------------------------------
Lipper High Current Yield
Funds Universe Average             4.53%      8.84%      10.03%        2.78%
-------------------------------------------------------------------------------
CLASS C SHARES OF
HIGH INCOME FUND II                                                    1.45%
-------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                       1.73%      9.71%      10.94%        2.42%
-------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                    1.24%     10.39%      11.35%        2.70%
-------------------------------------------------------------------------------
Lipper High Current Yield Funds
Universe Average                   4.53%      8.84%      10.03%        2.78%
-------------------------------------------------------------------------------
CLASS Y SHARES OF
HIGH INCOME FUND II                1.76%                               7.36%
-------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                       1.73%      9.71%      10.94%        7.08%
-------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                    1.24%     10.39%      11.35%        7.41%
-------------------------------------------------------------------------------
Lipper High Current Yield Funds
Universe Average                   4.53%      8.84%      10.03%        6.48%
===============================================================================

THE INDEXES SHOWN ARE BROAD-BASED, SECURITIES MARKET INDEXES THAT ARE UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOALS OF THE FUND.

(1) SINCE OCTOBER 6, 1999 FOR CLASS B SHARES, OCTOBER 6, 1999 FOR CLASS C SHARES AND FEBRUARY 27, 1996 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEXES (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM OCTOBER 31, 1999, OCTOBER 31, 1999, AND FEBRUARY 29, 1996, RESPECTIVELY.

-------------------------------------------------------------------------------
FEES AND EXPENSES

HIGH INCOME FUND II

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM      CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)               SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON PURCHASES
(AS A PERCENTAGE
OF OFFERING PRICE)             5.75%       None        None        None
------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE
(LOAD)(1) (AS A PERCENTAGE
OF LESSER OF AMOUNT INVESTED
OR REDEMPTION VALUE)          None(2)       5%          1%       None
==============================================================================
ANNUAL FUND OPERATING EXPENSES(3)
(EXPENSES THAT ARE DEDUCTED   CLASS A     CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)              SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MANAGEMENT FEES                0.63%       0.63%       0.63%       0.63%
------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                   0.25%       1.00%       1.00%       None
------------------------------------------------------------------------------
OTHER EXPENSES                 0.25%       0.25%       0.25%       0.21%
------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             1.13%       1.88%       1.88%       0.84%
==============================================================================

(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT
    INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.

(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR.
    ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $683       $912       $1,159      $1,865
------------------------------------------------------------------------------
Class B Shares               $590       $889       $1,114      $1,998(1)
------------------------------------------------------------------------------
Class C Shares               $290       $589       $1,014      $2,196
------------------------------------------------------------------------------
Class Y Shares               $ 85       $267       $  463      $1,031
------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $683       $912       $1,159      $1,865
------------------------------------------------------------------------------
Class B Shares               $190       $589       $1,014      $1,998(1)
------------------------------------------------------------------------------
Class C Shares               $190       $589       $1,014      $2,196
------------------------------------------------------------------------------
Class Y Shares               $ 85       $267       $  463      $1,031
==============================================================================

(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER
    CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

AN OVERVIEW OF THE FUND

[GRAPHIC]

WADDELL & REED ADVISORS
MUNICIPAL BOND FUND

(FORMERLY UNITED MUNICIPAL BOND FUND) SEEKS TO PROVIDE INCOME THAT IS NOT SUBJECT TO FEDERAL INCOME TAX.

PRINCIPAL STRATEGY

Municipal Bond Fund seeks to achieve its goal by investing primarily in tax-exempt municipal bonds, mainly of investment grade. The Fund may invest in bonds of any maturity. "Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. However, a significant portion of the Fund's municipal bond interest may be subject to the Federal alternative minimum tax ("AMT").

The Fund diversifies its holdings among two main types of municipal bonds:

- general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and

- revenue bonds, which are payable only from specific sources, such as the revenue from a particular facility or a special tax. Revenue bonds include certain private activity bonds ("PABs") and industrial development bonds ("IDBs"), which finance privately operated facilities.

WRIMCO, the Fund's investment manager, may look at a number of factors in selecting securities for the Fund's portfolio. These include:

- the security's current coupon;

- the maturity of the security;

- the relative value of the security;

- the creditworthiness of the particular issuer or of the private company involved; and

- the structure of the security, including whether it has a put or a call feature.

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND
Because Municipal Bond Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

- an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

- prepayment of asset-backed securities or other higher-yielding bonds held by the Fund ("prepayment risk");

- changes in the maturities of bonds owned by the Fund;

- the credit quality of the issuers whose securities the Fund owns or of the private companies involved in IDB-financed projects;

- the local economic, political or regulatory environment affecting bonds owned by the Fund;

- failure of a bond's interest to qualify as tax-exempt;

- legislation affecting the tax status of municipal bond interest;

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

A significant portion of the Fund's municipal bond interest may subject investors to the AMT; this would have the effect of reducing the Fund's return to any such investor.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST
Municipal Bond Fund is designed for investors seeking current income that is primarily free from Federal income tax, through a diversified portfolio. You should consider whether the Fund fits your particular investment objectives.

-------------------------------------------------------------------------------
PERFORMANCE

MUNICIPAL BOND FUND
The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

  '90     '91     '92     '93     '94     '95     '96     '97     '98     '99
-------------------------------------------------------------------------------

5.63%  13.15%   9.53%  14.30%  -7.14%  20.17%   4.12%  10.23%   5.20%  -5.50%
===============================================================================


IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 8.87% (THE FIRST QUARTER OF 1995) AND THE LOWEST QUARTERLY RETURN WAS -6.48% (THE FIRST QUARTER OF 1994). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 3.19%.

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1999 (%)   1 YEAR     5 YEARS    10 YEARS   LIFE OF CLASS(1)
-------------------------------------------------------------------------------
CLASS A SHARES OF
MUNICIPAL BOND FUND           -9.52%      5.60%       6.23%
-------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                    -2.07%      6.92%       6.89%
-------------------------------------------------------------------------------
Lipper General Municipal
Debt Funds Universe Average   -4.16%      6.06%       6.14%
-------------------------------------------------------------------------------
CLASS B SHARES OF
MUNICIPAL BOND FUND                                              -6.88%
-------------------------------------------------------------------------------
Lehman Brothers
Municipal Bond Index          -2.07%      6.92%       6.89%       0.30%
-------------------------------------------------------------------------------
Lipper General Municipal
Debt Funds Universe Average   -4.16%      6.06%       6.14%      -0.03%
-------------------------------------------------------------------------------
CLASS C SHARES OF
MUNICIPAL BOND FUND                                              -3.05%
-------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                    -2.07%      6.92%       6.89%       0.30%
-------------------------------------------------------------------------------
Lipper General Municipal
Debt Funds Universe Average   -4.16%      6.06%       6.14%      -0.03%
-------------------------------------------------------------------------------
CLASS Y SHARES OF
MUNICIPAL BOND FUND           -5.42%                             -5.41%
-------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                    -2.07%      6.92%       6.89%      -2.07%
-------------------------------------------------------------------------------
-Lipper General Municipal
Debt Funds Universe Average   -4.16%      6.06%       6.14%      -4.63%
===============================================================================

THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.

(1) SINCE OCTOBER 5, 1999 FOR CLASS B SHARES, OCTOBER 7, 1999 FOR CLASS C SHARES AND DECEMBER 30, 1998 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEX (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND DECEMBER 31, 1998, RESPECTIVELY.

-------------------------------------------------------------------------------
FEES AND EXPENSES

MUNICIPAL BOND FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM      CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)              SHARES      SHARES      SHARES     SHARES
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON PURCHASES
(AS A PERCENTAGE
OF OFFERING PRICE)             4.25%       None        None       None
-------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD)(1) (AS A
PERCENTAGE OF LESSER OF
AMOUNT INVESTED OR
REDEMPTION VALUE)             None(2)       5%          1%        None
===============================================================================
ANNUAL FUND OPERATING EXPENSES(3)
(EXPENSES THAT ARE DEDUCTED   CLASS A     CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)             SHARES      SHARES      SHARES     SHARES
-------------------------------------------------------------------------------
MANAGEMENT FEES                0.51%       0.51%       0.51%      0.51%
-------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                   0.23%       1.00%       1.00%      None
-------------------------------------------------------------------------------
OTHER EXPENSES                 0.11%       0.11%       0.11%      0.24%
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             0.85%       1.62%       1.62%      0.75%
===============================================================================

(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED
    OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.

(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


-------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:              1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Class A Shares                 $508       $685        $876       $1,429
-------------------------------------------------------------------------------
Class B Shares                 $565       $811        $981       $1,715(1)
-------------------------------------------------------------------------------
Class C Shares                 $265       $511        $881       $1,922
-------------------------------------------------------------------------------
Class Y Shares                 $ 77       $240        $417       $  930
-------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Class A Shares                 $508       $685        $876       $1,429
-------------------------------------------------------------------------------
Class B Shares                 $165       $511        $881       $1,715(1)
-------------------------------------------------------------------------------
Class C Shares                 $165       $511        $881       $1,922
-------------------------------------------------------------------------------
Class Y Shares                 $ 77       $240        $417       $  930
===============================================================================

(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER
    CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

-------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

WADDELL & REED ADVISORS
MUNICIPAL HIGH INCOME FUND

(FORMERLY UNITED MUNICIPAL HIGH INCOME FUND) SEEKS TO PROVIDE A HIGH LEVEL OF INCOME THAT IS NOT SUBJECT TO FEDERAL INCOME TAX.

PRINCIPAL STRATEGY

Municipal High Income Fund seeks to achieve its goal through a diversified portfolio consisting mainly of tax-exempt municipal bonds. These bonds are rated primarily in the lower tier of investment grade (BBB by S&P and Baa by MIS) or lower, including bonds rated below investment grade, junk bonds (rated BB and lower by S&P and Ba and lower by MIS), or, if unrated, judged by WRIMCO to be of similar quality.
"Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund diversifies its holdings among two main types of municipal bonds:

- general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and

- revenue bonds, which are payable only from specific sources, such as the revenue from a particular facility or a special tax. Revenue bonds, IDBs and PABs finance privately operated facilities.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

- the security's current coupon;

- the maturity of the security;

- the relative value of the security;

- the creditworthiness of the particular issuer or of the private company involved; and

- the structure of the security, including whether it has a put or a call feature.

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

The Fund may invest significantly in IDBs and PABs in general, revenue bonds payable from similar projects and municipal bonds of issuers located in the same geographic area.

The Fund typically invests in municipal bonds with remaining maturities of 10 to 30 years.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Municipal High Income Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

- an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

- the credit quality of the issuers whose securities the Fund owns or of the private companies involved in IDB or PAB financed projects;

- changes in the maturities of bonds owned by the Fund;

- prepayment of asset-backed securities or other higher-yielding bonds held by the Fund ("prepayment risk");

- the local economic, political or regulatory environment affecting bonds owned by the Fund;

- failure of a bond's interest to qualify as tax-exempt;

- legislation affecting the tax status of municipal bond interest;

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

A significant portion of the Fund's municipal bond interest may subject investors to the AMT; this would have the effect of reducing the Fund's return to any such investor.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST
Municipal High Income Fund is designed for investors seeking current income that is primarily free from Federal income tax and that is higher than is normally available with securities in the higher-rated categories, through a highly diversified portfolio. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

-------------------------------------------------------------------------------
PERFORMANCE

MUNICIPAL HIGH INCOME FUND
The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)


  '90     '91     '92     '93     '94     '95     '96     '97     '98     '99
-------------------------------------------------------------------------------
7.19%  11.67%  10.15%  13.19%  -3.12%  16.74%   6.90%  11.77%   6.82%  -5.20%
===============================================================================

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 8.48% (THE FOURTH QUARTER OF 1998) AND THE LOWEST QUARTERLY RETURN WAS -3.93% (THE FIRST QUARTER OF 1994). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 1.44%.

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1999 (%)   1 YEAR     5 YEARS    10 YEARS   LIFE OF CLASS(1)
-------------------------------------------------------------------------------
CLASS A SHARES OF
MUNICIPAL HIGH INCOME FUND     -9.22%     6.23%       6.96%
-------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                     -2.07%     6.92%       6.89%
-------------------------------------------------------------------------------
Lipper High Yield Municipal
Bond Funds Universe Average    -4.16%     6.06%       6.14%
-------------------------------------------------------------------------------
CLASS B SHARES OF
MUNICIPAL HIGH INCOME FUND                                       -7.84%
-------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                     -2.07%     6.92%       6.89%       0.30%
-------------------------------------------------------------------------------
Lipper High Yield Municipal
Bond Funds Universe Average    -4.16%     6.06%       6.14%      -0.79%
-------------------------------------------------------------------------------
CLASS C SHARES OF
MUNICIPAL HIGH INCOME FUND                                       -4.06%
-------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                     -2.07%     6.92%       6.89%       0.30%
-------------------------------------------------------------------------------
Lipper High Yield Municipal
Bond Funds Universe Average    -4.16%     6.06%       6.14%      -0.79%
-------------------------------------------------------------------------------
CLASS Y SHARES OF
MUNICIPAL HIGH INCOME FUND     -5.00%                            -4.46%
-------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                     -2.07%     6.92%       6.89%      -2.07%
-------------------------------------------------------------------------------
Lipper High Yield Municipal
Bond Funds Universe Average    -4.16%     6.06%       6.14%      -4.16%
===============================================================================

THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.

(1) SINCE OCTOBER 5, 1999 FOR CLASS B SHARES, OCTOBER 7, 1999 FOR CLASS C SHARES AND DECEMBER 30, 1998 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEX (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND DECEMBER 31, 1998, RESPECTIVELY.

-------------------------------------------------------------------------------
FEES AND EXPENSES

MUNICIPAL HIGH INCOME FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM      CLASS A    CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)              SHARES     SHARES      SHARES     SHARES
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE(LOAD)
IMPOSED ON PURCHASES
(AS A PERCENTAGE
OF OFFERING PRICE)             4.25%      None        None        None
-------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD)(1) (AS A
PERCENTAGE OF LESSER OF
AMOUNT INVESTED OR
REDEMPTION VALUE)             None(2)      5%          1%         None
===============================================================================

ANNUAL FUND OPERATING EXPENSES(3)
(EXPENSES THAT ARE DEDUCTED    CLASS A    CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)              SHARES     SHARES      SHARES     SHARES
-------------------------------------------------------------------------------
MANAGEMENT FEES                0.52%      0.52%       0.52%       0.52%
-------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                   0.23%      1.00%       1.00%       None
-------------------------------------------------------------------------------
OTHER EXPENSES                 0.14%      0.14%       0.14%       0.30%
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             0.89%      1.66%       1.66%       0.82%
===============================================================================

(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED
    OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.

(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Class A Shares                 $512       $697       $  897      $1,474
-------------------------------------------------------------------------------
Class B Shares                 $569       $823       $1,002      $1,759(1)
-------------------------------------------------------------------------------
Class C Shares                 $269       $523       $  902      $1,965
-------------------------------------------------------------------------------
Class Y Shares                 $ 84       $262       $  455      $1,014
-------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Class A Shares                 $512       $697       $  897      $1,474
-------------------------------------------------------------------------------
Class B Shares                 $169       $523       $  902      $1,759(1)
-------------------------------------------------------------------------------
Class C Shares                 $169       $523       $  902      $1,965
-------------------------------------------------------------------------------
Class Y Shares                 $ 84       $262       $  455      $1,014
===============================================================================

(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER
    CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

-------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

WADDELL & REED ADVISORS
CASH MANAGEMENT

(FORMERLY UNITED CASH MANAGEMENT) SEEKS MAXIMUM CURRENT INCOME CONSISTENT WITH STABILITY OF PRINCIPAL.

PRINCIPAL STRATEGIES

Cash Management seeks to achieve its goal by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities will be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by MIS, or if unrated, will be of comparable quality as determined by WRIMCO. The Fund seeks, as well, to maintain a net asset value ("NAV") of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Cash Management owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:
-  an increase in interest rates, which can cause the value of the
   Fund's   holdings, especially securities with longer maturities, to decline;

- the credit quality and other conditions of the issuers whose securities the Fund holds;

- adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

WHO MAY WANT TO INVEST
Cash Management is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

-------------------------------------------------------------------------------
PERFORMANCE

CASH MANAGEMENT
The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the periods shown.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.
- The performance table shows average annual total returns for each Class.
- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)


  '90     '91     '92     '93     '94     '95     '96     '97     '98     '99
-------------------------------------------------------------------------------
7.77%   5.65%   3.16%   2.38%   3.47%   5.30%   4.74%   4.91%   4.97%   4.61%
===============================================================================


IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY
RETURN WAS 1.93% (THE SECOND QUARTER OF 1990) AND THE LOWEST QUARTERLY RETURN WAS 0.54% (THE FIRST QUARTER OF 1994). AS OF DECEMBER 31, 1999, THE 7-DAY YIELD WAS EQUAL TO 5.35%. YIELDS ARE COMPILED BY ANNUALIZING THE AVERAGE DAILY DIVIDEND PER SHARE DURING THE TIME PERIOD FOR WHICH THE YIELD IS PRESENTED.


AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1999 (%)   1 YEAR     5 YEARS    10 YEARS  LIFE OF CLASS(1)
-------------------------------------------------------------------------------
CLASS A SHARES OF THE FUND      4.61%       4.91%       4.69%
-------------------------------------------------------------------------------
CLASS B SHARES OF THE FUND                                         -3.79%
-------------------------------------------------------------------------------
CLASS C SHARES OF THE FUND                                          0.20%
===============================================================================


(1) SINCE SEPTEMBER 9, 1999 FOR CLASS B SHARES AND SEPTEMBER 9, 1999 FOR CLASS C SHARES.

-------------------------------------------------------------------------------
FEES AND EXPENSES

CASH MANAGEMENT
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 SHAREHOLDER FEES
-------------------------------------------------------------------------------
(FEES PAID DIRECTLY FROM                 CLASS A     CLASS B    CLASS C
YOUR INVESTMENT)                         SHARES      SHARES     SHARES
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON PURCHASES
(AS A PERCENTAGE
OF OFFERING PRICE)                        None        None       None
-------------------------------------------------------------------------------
MAXIMUM DEFERRED
SALES CHARGE (LOAD)(1)
(AS A PERCENTAGE OF LESSER
OF AMOUNT INVESTED OR
REDEMPTION VALUE)                         None          5%         1%
===============================================================================

ANNUAL FUND OPERATING EXPENSES(2)
-------------------------------------------------------------------------------
(EXPENSES THAT ARE DEDUCTED              CLASS A     CLASS B    CLASS C
FROM FUND ASSETS)                        SHARES      SHARES     SHARES
-------------------------------------------------------------------------------
MANAGEMENT FEES                           0.40%       0.40%      0.40%
-------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                              None        1.00%      1.00%
-------------------------------------------------------------------------------
OTHER EXPENSES                            0.44%       0.44%      0.44%
-------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                        0.84%       1.84%      1.84%
===============================================================================

(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT
    INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.

(2) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES OF THE FUND FOR THE FISCAL YEAR ENDED JUNE 30, 1999 AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B or Class C shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


-------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Class A Shares                 $ 86       $268       $  466      $1,037
-------------------------------------------------------------------------------
Class B Shares                 $587       $879       $1,095      $1,894(1)
-------------------------------------------------------------------------------
Class C Shares                 $287       $579       $  995      $2,159
-------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------------
Class A Shares                 $ 86       $268        $466       $1,037
-------------------------------------------------------------------------------
Class B Shares                 $187       $579        $995       $1,894(1)
-------------------------------------------------------------------------------
Class C Shares                 $187       $579        $995       $2,159
===============================================================================

(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER
    CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

-------------------------------------------------------------------------------
THE INVESTMENT PRINCIPLES OF THE FUNDS

INVESTMENT GOALS, PRINCIPAL STRATEGIES AND OTHER INVESTMENTS

WADDELL & REED ADVISORS BOND FUND

The goal of the Fund is a reasonable return with emphasis on preservation of capital. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of debt securities of any quality, and to a lesser extent, in non-investment grade securities, convertible securities and debt securities with warrants attached. The Fund may use various techniques (e.g., investing in put bonds) to manage the duration of its holdings. As a result, as interest rates rise, the duration, or price sensitivity to rising interest rates, of the Fund's holdings will typically decline. There is no guarantee that the Fund will achieve its goal.

The Fund limits its acquisition of securities so that at least 90% of its total assets will consist of debt securities. These debt securities primarily include corporate bonds, mostly of investment grade, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Fund may invest in junk bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.

As well, the Fund may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take a number of actions. It may sell longer-term bonds and buy shorter-term bonds or money market instruments with the sales proceeds.

By taking a temporary defensive position, the Fund may not achieve its investment objective.

WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND

The goal of the Fund is high current income consistent with safety of principal. The Fund seeks to achieve its goal by investing exclusively in a diversified portfolio of U.S. Government securities. U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. There is no guarantee that the Fund will achieve its goal.

Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agency's obligations, while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. The Fund may invest a significant portion of its assets in mortgage-backed securities guaranteed by the U.S. Government or one of its agencies or instrumentalities. The Fund invests in securities of agencies or instrumentalities only when WRIMCO is satisfied that the credit risk is acceptable.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer provides significant income potential or if the safety of the principal is weakened. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may increase its investments in U.S. Treasury securities and/or increase its cash position. By taking a temporary defensive position, the Fund may not achieve its investment objective.

WADDELL & REED ADVISORS HIGH INCOME FUND

WADDELL & REED ADVISORS HIGH INCOME FUND II

The primary goal of the Funds is to earn a high level of current income. As a secondary goal, the Funds seek capital growth when consistent with the primary goal. The Funds seek to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Funds' goals. There is no guarantee that the Funds will achieve their goals.

The Funds primarily own debt securities; however, each Fund may also own, to a lesser degree, preferred stock, common stock and convertible securities. In general, the high income that the Funds seek is paid by debt securities in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality; these are securities rated BB or lower by S&P, or Ba or lower by MIS. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Funds will each normally invest at least 80% of their respective total assets to seek a high level of current income. The Funds each limit their acquisition of common stock so that no more than 20% of each Fund's total assets will consist of common stock and no more than 10% of each Fund's total assets will consist of non-dividend-paying common stock.

The Funds may invest an unlimited amount of their assets in foreign securities. At this time, however, the Funds intend to invest in foreign securities to a limited extent.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to the assets in each Fund's portfolio:

-    shorten the average maturity of the Fund's debt holdings;

- hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit) in varying amounts designed for defensive purposes; and/or

-    emphasize high-grade debt securities.

By taking a temporary defensive position in any one or more of these manners, the Funds may not achieve their investment objectives.

WADDELL & REED ADVISORS MUNICIPAL BOND FUND

The goal of the Fund is to provide income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing principally in a diversified portfolio of municipal bonds. There is no guarantee that the Fund will achieve its goal.

As used in this Prospectus, "municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue source. IDBs and PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. The Fund may invest more than 25% of its total assets in IDBs.

Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

At least 80% of the Fund's net assets will be invested, during normal market conditions, in municipal bonds of investment grade.

The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:

-    U.S. Government securities;

-    obligations of domestic banks and certain savings and loan associations;

-    commercial paper rated at least A by S&P or MIS; and/or

-    any of the foregoing obligations subject to repurchase agreements.

Subject to its policies regarding the amount of Fund assets invested in municipal bonds and taxable debt securities, the Fund may invest in other types of securities and use certain other instruments in seeking to achieve the Fund's goal. For example, the Fund may invest, to a lesser extent, in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Income from taxable obligations, repurchase agreements and derivative instruments will be subject to Federal income tax. At this time, the Fund has limited exposure to futures contracts and similar derivative instruments. The Fund does, and may in the future, hold a significant portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates or otherwise may expose the bond to greater sensitivity to interest rate changes.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to up to all of the Fund's assets, including any one or more of the following:

-    shorten the average maturity of the Fund's portfolio;

-    hold taxable obligations, subject to the limitations stated above;

- emphasize debt securities of a higher quality than those the Fund would ordinarily hold; or

- hedge exposure to interest rate risk by investing in futures contracts and options on futures contracts.

By taking a temporary defensive position, the Fund may not achieve its investment objective.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND

The goal of the Fund is to provide a high level of income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing in medium and lower-quality municipal bonds that provide higher yields than bonds of higher quality. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes. There is no guarantee that the Fund will achieve its goal.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue sources. IDBs and PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

Under normal market conditions, the Fund will:

-    invest substantially in bonds with remaining maturities of 10 to 30 years;

-    invest at least 80% of its total assets in municipal bonds; and

- invest at least 75% of its total assets in medium and lower-quality municipal bonds, which are bonds rated BBB through D by S&P, or Baa through C by MIS, or, if unrated, are determined by WRIMCO to be of comparable quality.

The Fund may invest in higher-quality municipal bonds, and invest less than 75% of its total assets in medium and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk; and/or when, in the opinion of WRIMCO, there is a lack of medium and lower-quality securities in which to invest.

The Fund may invest 25% or more of its total assets in IDBs and PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in IDBs and PABs issued for any one industry or in any one state.

During normal market conditions, the Fund may invest up to 20% of its total assets in a combination of taxable obligations and in options, futures contracts and other taxable derivative instruments. The taxable obligations must be either:

-    U.S. Government securities;

-    obligations of domestic banks and certain savings and loan associations;

-    commercial paper rated at least A by S&P or MIS; and/or

-    any of the foregoing obligations subject to repurchase agreements.

The Fund may invest in certain derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Income from taxable obligations and certain derivative instruments will be subject to Federal income tax. At this time, the Fund has limited exposure to derivative instruments.

At times WRIMCO may believe that a full or partial defensive position is desirable, temporarily, due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal bonds. During such periods, the Fund may invest up to all of its assets in taxable obligations, which would result in a higher proportion of the Fund's income (and thus its dividends) being subject to Federal income tax. By taking a temporary defensive position, the Fund may not achieve its investment objective.

WADDELL & REED ADVISORS CASH MANAGEMENT

The goal of the Fund is maximum current income consistent with stability of principal. The Fund seeks to achieve its goal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). There is no guarantee that the Fund will achieve its goal.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

- U.S. government obligations (including obligations of U.S. government agencies and instrumentalities);

- bank obligations and instruments secured by bank obligations, such as letters of credit;

-  commercial paper;

-  corporate debt obligations, including variable amount master demand notes;

-  Canadian government obligations; and

- certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest.

The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

-    the credit quality of the particular issuer or guarantor of the security;

-    the maturity of the security; and

-    the relative value of the security.

Generally, in determining whether to sell a security, WRIMCO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

You will find more information in the Statement of Additional Information ("SAI") about the Fund's valuation procedures.

ALL FUNDS

Each Fund may also invest in and use other types of instruments in seeking to achieve its goal(s). For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its SAI.

RISK CONSIDERATIONS OF PRINCIPAL STRATEGIES AND OTHER INVESTMENTS

Risks exist in any investment. Each Fund is subject to market risk, financial risk and prepayment risk.

- Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of the Fund (other than Cash Management) will likely change as well.

- Financial risk is based on the financial situation of the issuer of the security. To the extent a Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

- Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of each Fund's authorized investments and strategies, such as derivative instruments, involve special risks. Lower-quality debt securities are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Foreign securities and foreign currencies may involve risks relating to currency fluctuations, political or economic conditions in the foreign country, and the potentially less stringent investor protection and disclosure standards of foreign markets. These factors could make foreign investments, especially those in developing countries, more volatile.

For IDBs and PABs, their credit quality is generally dependent on the credit standing of the company involved. To the extent that Municipal Bond Fund or Municipal High Income Fund invests in municipal bonds the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, each Fund may be more susceptible to the risks associated with economic, political or regulatory occurrences that might adversely affect particular projects or areas. Currently, Municipal High Income Fund invests a significant portion of its assets in IDBs and PABs associated with healthcare-oriented projects. The risks particular to these types of projects are construction risk and occupancy risk. You will find more information in the SAI about the types of projects in which each Fund may invest from time to time and a discussion of the risks associated with such projects.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each Fund offers four classes of shares: Class A, Class B, Class C and Class Y (except Cash Management does not offer Class Y). Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Class B and Class C shares are not available for investments of $2 million or more. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

GENERAL COMPARISON OF CLASS A, CLASS B AND CLASS C SHARES


        CLASS A                CLASS B                     CLASS C
-------------------------------------------------------------------------------

-Initial sales charge  - No initial sales charge    - No initial sales charge
-------------------------------------------------------------------------------

 No deferred sales      - Deferred sales charge on    - A 1% deferred sales
charge(1)                 shares you sell within six    charge on shares you
                          years after purchase          sell within twelve
                                                        months after
                                                        purchase
-------------------------------------------------------------------------------
 Maximum distribution   - Maximum distribution and    - Maximum distribution
 and service (12b-1)      service (12b-1)               and service (12b-1)
 fees of 0.25%            fees of 1.00%                 fees of 1.00%
-------------------------------------------------------------------------------
 For an investment of   - Converts to Class A shares  - Does not convert to
$2 million or more,       8 years after the month in    Class A shares, so
only Class A  shares      which the shares were         annual expenses do
are available             purchased, thus reducing      not decrease
                          future annual expenses
-------------------------------------------------------------------------------
                        - For an investment of
                          $300,000 or more,
                          your financial advisor
                          typically will recommend
                          purchase of Class A shares
                          due to a reduced sales
                          charge and lower annual
                          expenses
===============================================================================


(1)A 1% CDSC MAY APPLY TO PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

GENERAL COMPARISON OF CLASS A, CLASS B AND CLASS C SHARES
CASH MANAGEMENT


       CLASS A                CLASS B                     CLASS C
-------------------------------------------------------------------------------
No initial sales charge  No initial sales charge     No initial sales charge
-------------------------------------------------------------------------------
Funds Plus Service       Funds Plus Service          Funds Plus Service
optional                 required for                required for
                         direct investment           direct investment
-------------------------------------------------------------------------------
                         Deferred sales charge       A 1% deferred sales
                         on shares you sell          charge on shares
                         within six years            you sell within
                                                     twelve months
-------------------------------------------------------------------------------
No distribution and      Maximum distribution        Maximum distribution
service (12b-1) fees     and service (12b-1) fees    and service (12b-1)
                         of 1.00%                    fees of 1.00%
-------------------------------------------------------------------------------
For an investment of     Converts to Class A shares  Does not convert to
$2,000,000 or more       8 years after the month     Class A shares, so
only Class A shares      in which the shares were    annual expenses
are available            purchased, thus reducing    do not decrease
                         future annual expenses
===============================================================================


Effective June 30, 2000, Cash Management Waddell & Reed Money Market C shares are closed to all investments other than re-invested dividends.

EACH FUND HAS ADOPTED A DISTRIBUTION AND SERVICE PLAN ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for each of its Class A, Class B and Class C shares other than Cash Management Class A. Under the Class A Plan, each Fund may pay Waddell & Reed, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed, Inc. for the amounts it spends for distributing the Fund's Class A shares, providing service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for providing service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for distributing shares of that class. Because a class's fees are paid out of the assets of that class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES are subject to an initial sales charge when you buy them (other than Cash Management), based on the amount of your investment, according to the tables below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and higher than those for Class Y shares.

BOND FUND
HIGH INCOME FUND
HIGH INCOME FUND II

  SIZE OF PURCHASE


                                                    SALES CHARGE   REALLOWANCE
                                                    AS APPROX.     TO DEALERS
                                     SALES CHARGE   PERCENT OF     AS PERCENT
                                     AS PERCENT OF    AMOUNT       OF OFFERING
                                    OFFERING PRICE   INVESTED         PRICE
-------------------------------------------------------------------------------

Under $100,000                            5.75%         6.10%       5.00%
-------------------------------------------------------------------------------
  $100,000 to less than $200,000          4.75          4.99        4.00
-------------------------------------------------------------------------------
  $200,000 to less than $300,000          3.50          3.63        2.80
-------------------------------------------------------------------------------
  $300,000 to less than $500,000          2.50          2.56        2.00
-------------------------------------------------------------------------------
  $500,000 to less than $1,000,000        1.50          1.52        1.20
-------------------------------------------------------------------------------
  $1,000,000 to less than $2,000,000      1.00          1.01        0.75
-------------------------------------------------------------------------------
  $2,000,000 and over                     0.00(1)       0.00(1)     0.50
===============================================================================

(1) NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $2 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS A FUND MAY IMPOSE A CDSC OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN TWELVE MONTHS OF THE PURCHASE. THE CDSC IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

GOVERNMENT SECURITIES FUND
MUNICIPAL BOND FUND
MUNICIPAL HIGH INCOME FUND

  SIZE OF PURCHASE


                                                     SALES CHARGE   REALLOWANCE
                                                      AS APPROX.     TO DEALERS
                                       SALES CHARGE   PERCENT OF     AS PERCENT
                                      AS PERCENT OF    AMOUNT       OF OFFERING
                                     OFFERING PRICE   INVESTED         PRICE
-------------------------------------------------------------------------------
Under $100,000                            4.25%         4.44%       3.60%
-------------------------------------------------------------------------------
  $100,000 to less than $300,000          3.25          3.36        2.75
-------------------------------------------------------------------------------
  $300,000 to less than $500,000          2.50          2.56        2.00
-------------------------------------------------------------------------------
  $500,000 to less than $1,000,000        1.50          1.52        1.20
-------------------------------------------------------------------------------
  $1,000,000 to less than $2,000,000      1.00          1.01        0.75
-------------------------------------------------------------------------------
 $2,000,000 and over                     0.00(1)       0.00(1)     0.50
===============================================================================

(1)NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $2 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CDSC OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN TWELVE MONTHS OF THE PURCHASE. THE CDSC IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

Waddell & Reed, Inc. and its affiliates may pay additional compensation from its own resources to securities dealers based upon the value of shares of the Fund owned by the dealer for its own account or for its customers. Waddell & Reed, Inc. may also provide compensation from its own resources to securities dealers with respect to the other shares of the Fund purchased by customers of such dealers without payment of a sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS

LOWER SALES CHARGES ARE AVAILABLE BY:
-  Combining additional purchases of Class A shares of any of the funds in the Waddell & Reed Advisors Funds and/or the W&R Funds except shares of Waddell & Reed Advisors Cash Management (formerly United Cash Management) or Class A shares of W&R Funds Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value "NAV") of Class A shares already held ("Rights of Accumulation");

- Grouping all purchases of Class A shares, except shares of Waddell & Reed Advisors Cash Management or W&R Funds Money Market Fund, made during a thirteen-month period ("Letter of Intent"); and

-  Grouping purchases by certain related persons.
   Additional information and applicable forms are available from your financial advisor.

WAIVERS FOR CERTAIN INVESTORS

CLASS A SHARES MAY BE PURCHASED AT NAV BY:

- The Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, Inc., employees of Waddell & Reed, Inc., employees of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each;

-  Certain retirement plans and certain trusts for these persons; and
- Until March 31, 2001, clients of Legend Equities Corporation ("Legend") if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds and the purchase is made within 60 days of such redemption.

You will find more information in the SAI about sales charge reductions and waivers.

CONTINGENT DEFERRED SALES CHARGE. A CDSC may be assessed against your redemption amount of Class B or Class C shares or certain Class A shares and paid to Waddell & Reed, Inc. (the "Distributor"), as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or with Class A investments of $2 million or more at NAV. The CDSC will not be imposed on shares representing payment of dividends or other distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for the shares purchased during the CDSC period. For Class B, the date of redemption is measured in calendar months from the month of purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. The CDSC is applied to the lesser of amount invested or redemption value.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.

CLASS B SHARES are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The Class A shares have lower ongoing expenses.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC discussed below.



   CONTINGENT DEFERRED SALES CHARGE
   ON SHARES SOLD WITHIN YEAR               AS % OF AMOUNT SUBJECT TO CHARGE
-------------------------------------------------------------------------------
1                                                          5.0%
-------------------------------------------------------------------------------
2                                                          4.0%
-------------------------------------------------------------------------------
3                                                          3.0%
-------------------------------------------------------------------------------
4                                                          3.0%
-------------------------------------------------------------------------------
5                                                          2.0%
-------------------------------------------------------------------------------
6                                                          1.0%
-------------------------------------------------------------------------------
7+                                                         0.0%
-------------------------------------------------------------------------------

In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on July 14, 2000, then redeems all Class B shares on July 12, 2001, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second year of purchase. All Class B purchases made prior to July 1, 2000, will be automatically accelerated to the revised method of calculating the CDSC. Any purchase made in 1999 will be deemed to have been made on December 1, 1998. Any purchase made from January 1, 2000 to June 30, 2000 will be deemed to have been made on December 1, 1999.

CLASS C SHARES are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class.

For Class C shares, the CDSC will be applied to the lesser of amount invested or redemption value of shares that have been held for twelve months or less.

THE CDSC WILL NOT APPLY IN THE FOLLOWING CIRCUMSTANCES:

- redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.

- redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.

- redemptions of shares purchased by current or retired Directors of the Fund, and Directors of affiliated companies, current or retired officers or employees of the Fund, WRIMCO, the Distributor or their affiliated companies, financial advisors of Waddell & Reed, Inc., and by the members of immediate families of such persons.

- redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)
- redemptions the proceeds of which are reinvested within forty-five days in shares of the same class of the Fund as that redeemed.

-  the exercise of certain exchange privileges.
- redemptions effected pursuant to each Fund's right (other than High Income Fund ) to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $500, or $250 for Cash Management.

- redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of shares of a Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

CLASS Y SHARES are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

-  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

- banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

- government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

- certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.

WAYS TO SET UP YOUR ACCOUNT

The different ways to set up (register) your account are listed below.

INDIVIDUAL OR JOINT TENANTS
FOR YOUR GENERAL INVESTMENT NEEDS

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

BUSINESS OR ORGANIZATION

FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, INSTITUTIONS OR OTHER GROUPS

RETIREMENT PLANS

TO SHELTER YOUR RETIREMENT SAVINGS FROM INCOME TAXES

Retirement plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.

- INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow a certain individual under age 70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum for an investor and his or her spouse is $4,000 ($2,000 for each spouse)or, if less, the couple's combined earned income for the taxable year.

- IRA ROLLOVERS retain special tax advantages for certain distributions from employer-sponsored retirement plans.

- ROTH IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.

- EDUCATION IRAs are established for the benefit of a minor, with nondeductible contributions up to $500 per year, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

- SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAs) provide business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Profit Sharing Plan, but with fewer administrative requirements.

- SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS) can be established by small employers to contribute to and allow their employees to contribute a portion of their wages pre-tax to retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.

- KEOGH PLANS allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.

- PENSION AND PROFIT-SHARING PLANS, INCLUDING 401(K) PLANS, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

- 403(b) CUSTODIAL ACCOUNTS are available to employees of public school systems, churches and certain types of charitable organizations.

- 457 ACCOUNTS allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

GIFTS OR TRANSFERS TO A MINOR

TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act ("UTMA") or the Uniform Gifts to Minors Act ("UGMA").

TRUST

FOR MONEY BEING INVESTED BY A TRUST

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.

BUYING SHARES
YOU MAY BUY SHARES OF EACH OF THE FUNDS through Waddell & Reed, Inc. and its financial advisors or through advisors of Legend. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

TO PURCHASE ANY CLASS OF SHARES BY CHECK, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

                              Waddell & Reed, Inc.
                                P. O. Box 29217
                            Shawnee Mission, Kansas
                                  66201-9217

TO PURCHASE CLASS Y SHARES (AND CLASS A SHARES OF CASH MANAGEMENT) BY WIRE, you must first obtain an account number by calling 800-366-2520, then mail a completed application to Waddell & Reed, Inc., at the above address, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

You may also buy Class Y shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

THE PRICE TO BUY A FUND SHARE is its offering price, which is calculated every business day.

The OFFERING PRICE of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the tables.

In the calculation of a Fund's NAV:

- The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

- Bonds are generally valued according to prices quoted by an independent pricing service.

- Short-term debt securities are valued at amortized cost, which approximates market value.

- Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (the "NYSE") is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

The Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of each Fund's Board of Directors.

WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

-  All of your purchases must be made in U.S. dollars.

- If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds and/or W&R Funds, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

- The Funds do not issue certificates representing Class B, Class C or Class Y shares. Cash Management also does not normally issue certificates representing Class A shares.

- If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

MINIMUM INVESTMENTS


FOR CLASS A, CLASS B AND CLASS C:

TO OPEN AN ACCOUNT                                             $500 (per Fund)
-------------------------------------------------------------------------------
For certain exchanges                                          $100 (per Fund)
-------------------------------------------------------------------------------
For certain retirement accounts and accounts opened
with Automatic Investment Service                              $50 (per Fund)
-------------------------------------------------------------------------------
For certain retirement accounts and accounts opened
through payroll deductions for or by employees of
WRIMCO, Waddell & Reed, Inc. and their affiliates               $25 (per Fund)
-------------------------------------------------------------------------------
TO ADD TO AN ACCOUNT                                               Any amount
-------------------------------------------------------------------------------
For certain exchanges                                          $100(per Fund)
-------------------------------------------------------------------------------
For Automatic Investment Service                                $25(per Fund)
-------------------------------------------------------------------------------

FOR CLASS Y:

TO OPEN AN ACCOUNT
-------------------------------------------------------------------------------
For a government entity or authority                              $10
million   or for a corporation                    (within first twelve months)
-------------------------------------------------------------------------------
For other investors                                               Any amount
-------------------------------------------------------------------------------
TO ADD TO AN ACCOUNT                                             Any amount
===============================================================================


ADDING TO YOUR ACCOUNT
Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

TO ADD TO YOUR ACCOUNT, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, Inc., along with:

- the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

- a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

TO ADD TO YOUR CLASS Y ACCOUNT (OR YOUR CLASS A CASH MANAGEMENT ACCOUNT) BY
WIRE: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.
 SELLING SHARES
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The REDEMPTION PRICE (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any CDSC applicable to Class A, Class B or Class C shares.

TO SELL SHARES BY WRITTEN REQUEST: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:
 -  the name on the account registration;

-  the Fund's name;

-  the Fund account number;

-  the dollar amount or number, and the class, of shares to be redeemed; and

- any other applicable requirements listed in the table below. Deliver the form or your letter to your financial advisor, or mail it to:

                       Waddell & Reed Services Company
                             P. O. Box 29217
                    Shawnee Mission, Kansas 66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

TO SELL CLASS Y SHARES OR CLASS A SHARES OF CASH MANAGEMENT BY TELEPHONE OR
FAX: If you have elected this method in your application or by subsequent authorization, call 888-WADDELL, or fax your request to 913-236-1599, and give your instructions to redeem Class Y shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.

TO SELL CLASS A SHARES OF CASH MANAGEMENT OR GOVERNMENT SECURITIES BY CHECK: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with forms or checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.

WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

- If more than one person owns the shares, each owner must sign the written request.

- If you hold a certificate, it must be properly endorsed and sent to the Fund.

- If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

- Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.

- Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when a Fund's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

- If you purchased shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable Class subject to any applicable CDSC next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

  SPECIAL REQUIREMENTS FOR SELLING SHARES

  ACCOUNT TYPE             SPECIAL REQUIREMENTS
-------------------------------------------------------------------------------
Individual               The written instructions must be
or Joint Tenant          signed by all persons required to sign for
                         transactions, exactly as their names
                         appear on the account.
-------------------------------------------------------------------------------
Sole                     The written instructions must be
Proprietorship           signed by the individual owner of the business.
-------------------------------------------------------------------------------
UGMA,                    The custodian must sign the written instructions
UTMA                     indicating capacity as custodian.
-------------------------------------------------------------------------------
Retirement               The written instructions must be signed by a
Account                  properly authorized person.
-------------------------------------------------------------------------------
Trust                    The trustee must sign the written instructions
                         indicating capacity as trustee. If the trustee's name
                         is not in the account registration, provide a
                         currently certified copy of the trust document.
-------------------------------------------------------------------------------
Business                 At least one person authorized by
or Organization          corporate resolution to act on the account must sign
                         the written instructions.
-------------------------------------------------------------------------------
Conservator, Guardian or The written instructions must be signed by the
Other Fiduciary          person properly authorized by court order to act in
                         the particular fiduciary capacity.
===============================================================================


A Fund may require a signature guarantee in certain situations such as:

-   a redemption request made by a corporation, partnership or fiduciary;

-   a redemption request made by someone other than the owner of record; or

-   the check is made payable to someone other than the owner of record.

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

EACH FUND RESERVES THE RIGHT TO REDEEM at NAV all of your Fund shares (other than High Income Fund) in your account if their aggregate NAV is less than $500, or $250 for Cash Management. The Fund will give you notice and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500, or $250 for Cash Management. Cash Management may charge a fee of $1.75 per month on all accounts with a NAV of less than $250, except for retirement plan accounts.

YOU MAY REINVEST, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in Class A, Class B or Class C shares, as applicable, of the Fund within forty-five days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class A shares of a Fund, once as to Class B shares of a Fund and once as to Class C shares of a Fund.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any Waddell & Reed Advisors Fund in which the plan may invest.

TELEPHONE TRANSACTIONS

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If a Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

SHAREHOLDER SERVICES

Waddell & Reed provides a variety of services to help you manage your account.

PERSONAL SERVICE
Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800-366-5465, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

-  Obtain information about your accounts;

- Obtain price information about other funds in the Waddell & Reed Advisors Funds and/or W&R Funds; or
-  Request duplicate statements.

REPORTS
Statements and reports sent to you include the following:

- confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

-  year-to-date statements (quarterly)

- annual and semiannual reports to shareholders (every six months) To reduce expenses, only one copy of the most recent annual and semiannual reports of the Funds may be mailed to your household, even if you have more than one account with a Fund. Call the telephone number listed for Client Services if you need additional copies of annual or semiannual reports or Account information.

EXCHANGES

You may sell your shares and buy shares of the same Class of another Fund in the Waddell & Reed Advisors Funds or in W&R Funds without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares or Class A shares to which the CDSC would otherwise apply, the time period for the deferred sales charge will continue to run. In addition, exchanging Class Y shareholders in the Waddell & Reed Advisors Funds may buy Class A shares of Waddell & Reed Advisors Cash Management.

You may exchange any Class A shares of the Government Securities, Municipal Bond and Municipal High Income Funds that you have held for at least six months and any Class A shares of these Funds acquired as payment of a dividend or distribution for Class A shares of any other fund in the Waddell & Reed Advisors Funds. You may exchange any Class A shares of the Government Securities, Municipal Bond and Municipal High Income Funds that you have held for less than six months only for Class A shares of Government Securities, Municipal Bond, and Municipal High Income Funds and Cash Management.

You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

THE FUNDS RESERVE THE RIGHT to terminate or modify these exchange privileges at any time, upon notice in certain instances.

AUTOMATIC TRANSACTIONS FOR CLASS A, CLASS B AND CLASS C SHAREHOLDERS

Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account, or between fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

REGULAR INVESTMENT PLANS

AUTOMATIC INVESTMENT SERVICE
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO AN EXISTING FUND ACCOUNT

                    MINIMUM AMOUNT              MINIMUM FREQUENCY
                    $25 (per Fund)                   Monthly
-------------------------------------------------------------------------------

FUNDS PLUS SERVICE
TO MOVE MONEY FROM WADDELL & REED ADVISORS CASH MANAGEMENT TO A FUND WHETHER IN THE SAME OR A DIFFERENT ACCOUNT IN THE SAME CLASS

                    MINIMUM AMOUNT              MINIMUM FREQUENCY
                     $100 (per Fund)                  Monthly
-------------------------------------------------------------------------------


DISTRIBUTIONS AND TAXES
DISTRIBUTIONS

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times: Bond Fund, High Income Fund, and Municipal Bond Fund, monthly; Cash Management, Government Securities Fund, Municipal High Income Fund and High Income Fund II, daily. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Net capital gains (and any net gains from foreign currency transactions) usually are distributed in December.

DISTRIBUTION OPTIONS. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers two options:

1. SHARE PAYMENT OPTION. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.
   For retirement accounts, all distributions are automatically paid in additional shares.

TAXES

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

TAXES ON DISTRIBUTIONS. Dividends from a Fund's investment company taxable income (which includes net short-term gains), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

WITHHOLDING. Each Fund must withhold 31% of all dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.

TAXES ON TRANSACTIONS. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds or W&R Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Waddell & Reed Advisors Funds without paying a sales charge due to the forty-five day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

For Municipal Bond Fund and Municipal High Income Fund, interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by the Fund and the value of its portfolio would be affected. In that event, the Fund may decide to reevaluate its investment goal and policies.

STATE AND LOCAL INCOME TAXES. The portion of the dividends paid by each Fund attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

-------------------------------------------------------------------------------
THE MANAGEMENT OF THE FUNDS

PORTFOLIO MANAGEMENT
Each Fund is managed by WRIMCO, subject to the authority of each Fund's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Funds and Target/United Funds since the inception of each company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

James C. Cusser is primarily responsible for the management of the Bond Fund and the Government Securities Fund. Mr. Cusser has held his Fund responsibilities since September 1992 for Bond Fund and since January 1997 for Government Securities Fund. He is Vice President of WRIMCO, Vice President of the Funds and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has served as the portfolio manager for the Funds and other investment companies managed by WRIMCO and has been an employee of WRIMCO since August 1992.

Louise D. Rieke is primarily responsible for the management of the High Income Fund and High Income Fund II. Ms. Rieke has held her Fund responsibilities for High Income Fund since January 1990, and for High Income Fund II from the Fund's inception to January 1990 and from May 1992 to the present. She is Vice President of WRIMCO, Vice President of the Funds and Vice President of other investment companies for which WRIMCO serves as investment manager. From November 1985 to March 1998, Ms. Rieke was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since July 1986 and has been an employee of such since May 1971.

Bryan J. Bailey is primarily responsible for the management of the Municipal Bond Fund. Mr. Bailey has held his Fund responsibilities since June 14, 2000. He is Vice President of WRIMCO and Vice President of the Fund. Mr. Bailey has served as the Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July
1993.

Mark Otterstrom is primarily responsible for the management of the Municipal High Income Fund. Mr. Otterstrom has held his Fund responsibilities since June 14, 2000. He is Vice President of WRIMCO and Vice President of the Fund. Mr. Otterstrom has served as the Assistant Portfolio Manager for investment companies managed by WRIMCO and its predecessor since January 1995 and has been an employee of WRIMCO since May 1987.

Mira Stevovich is primarily responsible for the management of Cash Management. Ms. Stevovich has held her Fund responsibilities since May 1998. She is Vice President of WRIMCO, Vice President and Assistant Treasurer of the Fund and Vice President and Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Ms. Stevovich has served as the Assistant Portfolio Manager for investment companies managed by WRIMCO and its predecessor since January 1989 and has been an employee of such since March 1987.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

MANAGEMENT FEE
Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable at the annual rates of

- for Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended December 31, 1999 were 0.47%;

- for Government Securities Fund, 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.47%;

- for High Income Fund, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.60%;

- for High Income Fund II, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 1999 were 0.56%;

- for Municipal Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 1999 were 0.44%;

- for Municipal High Income Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 1999 were 0.50%; And

-    for Cash Management, at the annual rate of 0.40% of net assets.

WRIMCO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y (other than for Cash Management) shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.

-------------------------------------------------------------------------------
BOND FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended December 31, 1999, is included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period(1):



                                         FOR THE FISCAL YEAR ENDED DECEMBER 31,
                ---------------------------------------------------------------
                     1999         1998         1997        1996         1995
CLASS A PER-SHARE DATA
Net asset value,
beginning of
period             $6.39        $6.32        $6.14       $6.34        $5.62
-------------------------------------------------------------------------------
Income from investment
operations:
Net investment
income              0.35         0.38         0.39         0.39         0.40
Net realized and
unrealized gain
(loss) on
investments        (0.42)        0.07         0.19       (0.20)         0.72
-------------------------------------------------------------------------------
Total from
investment
operations         (0.07)        0.45         0.58        0.19         1.12
-------------------------------------------------------------------------------
Less distributions from
net investment
income             (0.35)       (0.38)       (0.40)      (0.39)        (0.40)
-------------------------------------------------------------------------------
Net asset value,
end of period       $5.97        $6.39        $6.32       $6.14        $6.34
CLASS A RATIOS/SUPPLEMENTAL DATA
Total return(2)       -1.08%     7.27%        9.77%       3.20%       20.50%
Net assets, end of
period (in
millions)              $501         $551         $524        $519     $563
Ratio of expenses
to average net assets  0.95%        0.84%        0.77%       0.77%     0.74%
Ratio of net investment
income to average
net assets             5.72%        5.88%        6.34%       6.34%        6.54%
Portfolio
turnover rate         34.12%       33.87%       35.08%      55.74%       66.38%
===============================================================================


  (1) ON JUNE 17, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.

  (2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

------------------------------------------------------------------------------
BOND FUND
For a Class B share outstanding throughout the period:

                                                               FOR THE
                                                             PERIOD FROM
                                                              9/9/99(1) TO
                                                               12/31/99
CLASS B PER-SHARE DATA
Net asset value, beginning of period                          $6.05
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.10
  Net realized and unrealized loss on investments             (0.08)
------------------------------------------------------------------------------
Total from investment operations                               0.02
------------------------------------------------------------------------------
Less distributions from net investment income                 (0.10)
------------------------------------------------------------------------------
Net asset value, end of period                                $5.97
CLASS B RATIOS/SUPPLEMENTAL DATA
Total return                                                   0.30%
Net assets, end of period (in millions)                       $   2
Ratio of expenses to
average net assets                                             1.91%(2)
Ratio of net investment
income to average net assets                                   4.93%(2)
Portfolio turnover rate                                       34.12%(2)
==============================================================================

(1) COMMENCEMENT OF OPERATIONS.

(2) ANNUALIZED.

------------------------------------------------------------------------------
BOND FUND
For a Class C share outstanding throughout the period:

                                                                  FOR THE
                                                                PERIOD FROM
                                                                9/9/99(1) TO
                                                                 12/31/99
CLASS C PER-SHARE DATA
Net asset value, beginning of period                             $6.05
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.10
  Net realized and unrealized loss on investments                (0.09)
-------------------------------------------------------------------------------
Total from investment operations                                  0.01
-------------------------------------------------------------------------------
Less distributions from net investment income                    (0.10)
-------------------------------------------------------------------------------
Net asset value, end of period                                   $5.96
CLASS C RATIOS/SUPPLEMENTAL DATA
Total return                                                      0.13%
Net assets, end of period (in thousands)                           $289
Ratio of expenses to average net assets                           1.98%(2)
Ratio of net investment income to average net assets               4.87%(2)
Portfolio turnover rate                                          34.12%(2)
===============================================================================

(1) COMMENCEMENT OF OPERATIONS.

(2) ANNUALIZED.

------------------------------------------------------------------------------
BOND FUND
For a Class Y share outstanding throughout each period:

                                         FOR THE FISCAL YEAR      FOR THE
                                          ENDED DECEMBER 31,     PERIOD FROM
                    -------------------------------------------  6/19/95(1) TO
                     1999         1998         1997        1996    12/31/95
CLASS Y PER-SHARE DATA
-------------------------------------------------------------------------------
Net asset value,
beginning of period  $6.39       $6.32         $6.14       $6.34       $6.11
-------------------------------------------------------------------------------
Income from investment
operations:
Net investment
income                0.40         0.39          0.42       0.40         0.21
Net realized and
unrealized
gain (loss)
on investments      (0.45)        0.07          0.17       (0.20)       0.22
-------------------------------------------------------------------------------
Total from investment
operations          (0.05)        0.46           0.59       0.20        0.43
-------------------------------------------------------------------------------
Less distributions
from net
investment income   (0.37)       (0.39)         (0.41)     (0.40)       (0.20)
-------------------------------------------------------------------------------
Net asset value,
end of period       $5.97        $6.39          $6.32      $6.14         $6.34
CLASS Y RATIOS/SUPPLEMENTAL DATA
Total return        -0.81%        7.54%          9.91%      3.35%         7.20%
Net assets,
end of period
(in millions)          $2           $6             $5        $12            $3
Ratio of expenses
to average net
assets               0.69%        0.61%          0.64%      0.62%       0.63%(2)
Ratio of net
investment
income to
average net
assets               6.00%        6.10%         6.48%       6.52%       6.41%(2)
Portfolio
turnover rate       34.12%       33.87%        35.08%      55.74%      66.38%(2)
===============================================================================

(1) COMMENCEMENT OF OPERATIONS.

(2) ANNUALIZED.

-------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND
This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 2000, is included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period(1):

                                 FOR THE FISCAL YEAR ENDED MARCH 31,
---------------------------------------------------------------------------
                      2000        1999        1998       1997          1996
CLASS A PER-SHARE DATA
Net asset value,
beginning of
period               $5.43       $5.46       $5.19       $5.32         $5.13
-------------------------------------------------------------------------------
Income from
investment
operations:
Net investment
income              0.31         0.32          0.33      0.33           0.34
Net realized
and unrealized
gain (loss)
on investments     (0.21)       (0.03)         0.27     (0.13)          0.19
-------------------------------------------------------------------------------
Total from investment
operations          0.10         0.29          0.60      0.20           0.53
-------------------------------------------------------------------------------
Less dividends
declared from
net investment
income             (0.31)       (0.32)         (0.33)    (0.33)        (0.34)
-------------------------------------------------------------------------------
Net asset value
end of period      $5.22        $5.43          $5.46      $5.19         $5.32
CLASS A RATIOS/SUPPLEMENTAL DATA
Total return(2)     1.82%        5.44%         11.84%      3.75%        10.48%
Net assets,
end of
period
(in millions)       $117         $134           $131        $129         $146
Ratio of
expenses
to average
net assets          1.12%        0.96%          0.89%      0.91%         0.83%
Ratio of net
investment income
to average
net assets          5.77%        5.82%          6.14%      6.17%         6.34%
Portfolio
turnover rate      26.78%       37.06%         35.18%     34.18%        63.05%
===============================================================================

(1) ON JULY 31, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.

(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND
For a Class B share outstanding throughout the period:


                                                                  FOR THE
                                                                PERIOD FROM
                                                               10/4/99(1) TO
                                                                   3/31/00
CLASS B PER-SHARE DATA
Net asset value, beginning of period                                $5.25
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.13
  Net realized and unrealized loss on investments                   (0.03)
-------------------------------------------------------------------------------
Total from investment operations                                     0.10
-------------------------------------------------------------------------------
Less dividends declared from net investment income                  (0.13)
-------------------------------------------------------------------------------
Net asset value, end of period                                      $5.22
CLASS B RATIOS/SUPPLEMENTAL DATA
Total return                                                         1.88%
Net assets, end of period (in thousands)                             $599
Ratio of expenses to average net assets                              1.85%(2)
Ratio of net investment income to average net assets                 5.19%(2)
Portfolio turnover rate                                             26.78%(2)
===============================================================================

(1) COMMENCEMENT OF OPERATIONS.

(2) ANNUALIZED.

GOVERNMENT SECURITIES FUND
For a Class C share outstanding throughout the period:

                                                               FOR THE
                                                             PERIOD FROM
                                                            10/8/99(1) TO
                                                               3/31/00
CLASS C PER-SHARE DATA
Net asset value, beginning of period                             $5.23
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.12
  Net realized and unrealized loss on investments                (0.01)
-----------------------------------------------------------------------------
Total from investment operations                                  0.11
-----------------------------------------------------------------------------
Less dividends declared from net investment income               (0.12)
-----------------------------------------------------------------------------
Net asset value, end of period                                   $5.22
CLASS C RATIOS/SUPPLEMENTAL DATA
Total return                                                     2.08%
Net assets,
end of period (in thousands)                                     $269
Ratio of expenses to
average net assets                                               2.07%(2)
Ratio of net investment
income to average net assets                                     4.98%(2)
Portfolio turnover rate                                          26.78%(2)
=============================================================================

(1) COMMENCEMENT OF OPERATIONS.

(2) ANNUALIZED.

GOVERNMENT SECURITIES FUND
For a Class Y share outstanding throughout each period:

                                      FOR THE FISCAL YEAR         FOR THE
                                         ENDED MARCH 31,        PERIOD FROM
   ------------------------------------------------------------ 9/27/95(1) TO
                    2000        1999        1998       1997        3/31/96
CLASS Y PER-SHARE DATA
Net asset value
beginning of
period               $5.43      $5.46        $5.19     $5.32         $5.33
-------------------------------------------------------------------------------
Income from investment
operations:
  Net investment
  income              0.33       0.33         0.34      0.34          0.17
  Net realized and
  unrealized
  gain (loss)
  on investments     (0.21)     (0.03)        0.27      (0.13)       (0.01)
-------------------------------------------------------------------------------
Total from investment
operations            0.12       0.30         0.61       0.21         0.16
-------------------------------------------------------------------------------
Less dividends declared
from net
investment income   (0.33)      (0.33)       (0.34)      (0.34)        (0.17)
-------------------------------------------------------------------------------
Net asset value,
end of period       $5.22       $5.43        $5.46       $5.19         $5.32
CLASS Y RATIOS/SUPPLEMENTAL DATA
Total return          2.20%      5.71%         12.02%     3.99%         3.04%
Net assets,
end of period
(in millions)          $2         $2           $2           $1           $1
Ratio of expenses to
average net assets    0.75%      0.68%         0.66%       0.67%       0.60%(2)
Ratio of net investment
income to average
net assets            6.15%      6.10%          6.37%      6.41%       6.40%(2)
Portfolio turnover
rate                 26.78%     37.06%         35.18%      34.18%     63.05%(2)
===============================================================================

(1) COMMENCEMENT OF OPERATIONS.

(2) ANNUALIZED.

-------------------------------------------------------------------------------
HIGH INCOME FUND
This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 2000, is included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period(1):

                                      FOR THE FISCAL YEAR ENDED MARCH 31,
                           ---------------------------------------------------
                                2000      1999     1998      1997     1996
CLASS A PER-SHARE DATA
Net asset value,
beginning of period            $9.39    $10.04     $9.25    $9.09     $8.70
-------------------------------------------------------------------------------
Income from investment
operations:
  Net investment income         0.78      0.81      0.82     0.80      0.79
  Net realized and
  unrealized gain (loss)
  on investments               (0.84)    (0.66)     0.79     0.16      0.40
-------------------------------------------------------------------------------
Total from investment
operations                     (0.06)     0.15      1.61     0.96      1.19
-------------------------------------------------------------------------------
Less dividends from net
investment income              (0.79)    (0.80)    (0.82)   (0.80)    (0.80)
-------------------------------------------------------------------------------
Net asset value,
end of period                  $8.54     $9.39    $10.04     $9.25     $9.09
CLASS A RATIOS/SUPPLEMENTAL DATA
Total return(2)                -0.65%     1.70%    18.03%   10.94%    14.16%
Net assets,
end of
period (in millions)            $826    $1,009    $1,102     $983     $972
Ratio of expenses
to average net assets           1.04%     0.94%     0.84%    0.89%     0.85%
Ratio of net investment
income to
average
net assets                      8.65%     8.44%     8.38%    8.68%      8.74%
Portfolio turnover rate        41.55%    53.19%    63.40%   53.17%     41.67%
===============================================================================

(1)  ON JULY 31, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.
(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

HIGH INCOME FUND
For a Class B share outstanding throughout the period:

                                                                  FOR THE
                                                                PERIOD FROM
                                                               10/4/99(1) TO
                                                                   3/31/00
CLASS B PER-SHARE DATA
Net asset value, beginning of period                              $8.84
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.36
  Net realized and unrealized loss on investments                 (0.30)
----------------------------------------------------------------------------
Total from investment operations                                   0.06
----------------------------------------------------------------------------
Less dividends from net investment income                         (0.36)
----------------------------------------------------------------------------
Net asset value, end of period                                    $8.54
CLASS B RATIOS/SUPPLEMENTAL DATA
Total return                                                       0.61%
Net assets,
end of period (in millions)                                         $3
Ratio of expenses
to average net assets                                              1.96%(2)
Ratio of net
investment income to average net assets                            7.79%(2)
Portfolio
turnover rate                                                     41.55%(2)
============================================================================

(1) COMMENCEMENT OF OPERATIONS.

(2) ANNUALIZED.

HIGH INCOME FUND
For a Class C share outstanding throughout the period:

                                                                 FOR THE
                                                              PERIOD FROM
                                                             10/4/99(1) TO
                                                                3/31/00
CLASS C PER-SHARE DATA
Net asset value, beginning of period                              $8.84
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.36
  Net realized and unrealized loss on investments                 (0.30)
----------------------------------------------------------------------------
Total from investment operations                                   0.06
----------------------------------------------------------------------------
Less dividends from net investment income                         (0.36)
----------------------------------------------------------------------------
Net asset value, end of period                                    $8.54
CLASS C RATIOS/SUPPLEMENTAL DATA
Total  return                                                     0.65%
Net assets,
end of period (in thousands)                                      $404
Ratio of expenses
to average net assets                                            1.91%(2)
Ratio of net
investment income to average net assets                          7.88%(2)
Portfolio
turnover rate                                                    41.55%(2)
============================================================================

(1) COMMENCEMENT OF OPERATIONS.

(2) ANNUALIZED.

HIGH INCOME FUND
For a Class Y share outstanding throughout each period:


                                                                    FOR THE
                            FOR THE FISCAL YEAR ENDED MARCH 31,   PERIOD FROM
                         --------------------------------------   1/4/96(1) TO
                            2000     1999      1998      1997      3/31/96
CLASS Y PER-SHARE DATA
Net asset value,
beginning of period            $9.39    $10.04     $9.25    $9.10    $9.19
-------------------------------------------------------------------------------
Income from
investment operations:
  Net investment income         0.81      0.83      0.82     0.81     0.20
  Net realized and
  unrealized
  gain (loss)
  on investments               (0.84)    (0.66)     0.79     0.15    (0.10)
-------------------------------------------------------------------------------
Total from
investment
operations                     (0.03)     0.17      1.61     0.96     0.10
-------------------------------------------------------------------------------
Less dividends from
net investment income          (0.82)    (0.82)    (0.82)   (0.81)   (0.19)
-------------------------------------------------------------------------------
Net asset value,
end of period                  $8.54     $9.39    $10.04    $9.25    $9.10
CLASS Y RATIOS/SUPPLEMENTAL DATA
Total return                  -0.39%     1.90%    18.13%   11.07%    1.00%
Net
assets, end of
period (in millions)          $2        $2        $3        $3       $2
Ratio of expenses to
average net assets             0.79%     0.74%     0.77%    0.77%    0.80%(2)
Ratio of net
investment income to
average net assets             8.91%     8.62%     8.46%    8.78%    8.55%(2)
Portfolio turnover rate       41.55%    53.19%    63.40%   53.17%   41.67%(2)
===============================================================================

(1) COMMENCEMENT OF OPERATIONS.

(2) ANNUALIZED.

-------------------------------------------------------------------------------
HIGH INCOME FUND II
This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended September 30, 1999 and the six months ended March 31, 2000, are included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period(1):


                        FOR THE        FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                      SIX MONTHS      ----------------------------------------
                    ENDED 3/31/00     1999     1998     1997     1996     1995
CLASS A PER-SHARE DATA
Net asset value,
beginning of period        $3.88    $4.12   $4.42    $4.14      $4.03    $3.96
-------------------------------------------------------------------------------
Income from investment
operations:
  Net investment income    0.17      0.35    0.37     0.36     0.35      0.35
  Net realized and
  unrealized gain
  (loss)
  on investments          (0.13)    (0.24)  (0.30)    0.28     0.11      0.07
-------------------------------------------------------------------------------
Total from investment
operations                 0.04      0.11    0.07     0.64     0.46      0.42
-------------------------------------------------------------------------------
Less dividends declared
from net investment
income                    (0.17)   (0.35)   (0.37)   (0.36)   (0.35)    (0.35)
-------------------------------------------------------------------------------
Net asset value,
end of
period                    $3.75    $3.88   $4.12      $4.42    $4.14    $4.03
CLASS A RATIOS/SUPPLEMENTAL DATA
Total return(2)             0.94%    2.66%   1.22%   16.20%   11.90%   11.25%
Net assets, end of
period (in millions)        $328     $371    $416     $407     $368     $368
Ratio of expenses
to average net assets       1.17%(3) 1.06%   0.96%    0.93%    0.95%    0.89%
Ratio of net investment
income to average
net assets                  8.70%(3) 8.60%   8.26%    8.54%    8.60%    8.93%
Portfolio turnover rate    27.31%   46.17%  58.85%   64.38%   55.64%   26.82%
===============================================================================

(1)  ON JANUARY 12, 1996, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A
     SHARES.

(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

(3)  ANNUALIZED.

HIGH INCOME FUND II
For a Class B share outstanding throughout the period:

                                                                   FOR THE
                                                                PERIOD FROM
                                                               10/6/99(1) TO
                                                                    3/31/00
CLASS B PER-SHARE DATA
Net asset value, beginning of period                                 $3.88
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.15
  Net realized and unrealized loss on investments                   (0.13)
-------------------------------------------------------------------------------
Total from investment operations                                     0.02
-------------------------------------------------------------------------------
Less dividends declared from net investment income                  (0.15)
-------------------------------------------------------------------------------
Net asset value, end of period                                      $3.75
CLASS B RATIOS/SUPPLEMENTAL DATA
Total return                                                         0.31%
Net assets, end of period (in millions)                                $1
Ratio of expenses to average net assets                              2.06%(2)
Ratio of net investment income to average net assets                 7.77%(2)
Portfolio turnover rate                                             27.31%(3)
===============================================================================

(1) COMMENCEMENT OF OPERATIONS.

(2) ANNUALIZED.

(3) FOR THE SIX MONTHS ENDED MARCH 31, 2000.

HIGH INCOME FUND II
For a Class C share outstanding throughout the period:

                                                                 FOR THE
                                                               PERIOD FROM
                                                              10/6/99(1) TO
                                                                 3/31/00
CLASS C PER-SHARE DATA
Net asset value, beginning of period                              $3.88
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.15
  Net realized and unrealized loss on investments                 (0.13)
---------------------------------------------------------------------------
Total from investment operations                                   0.02
---------------------------------------------------------------------------
Less dividends declared from net investment income                (0.15)
---------------------------------------------------------------------------
Net asset value, end of period                                    $3.75
CLASS C RATIOS/SUPPLEMENTAL DATA
Total return                                                       0.28%
Net assets, end of period (in thousands)                           $195
Ratio of expenses to average net assets                            2.11%(2)
Ratio of net investment income to average net assets               7.73%(2)
Portfolio turnover rate                                           27.31%(3)
============================================================================

(1) COMMENCEMENT OF OPERATIONS.

(2) ANNUALIZED.

(3) FOR THE SIX MONTHS ENDED MARCH 31, 2000.

-------------------------------------------------------------------------------
HIGH INCOME FUND II
For a Class Y share outstanding throughout each period:

                                         FOR THE FISCAL YEAR          FOR THE
                          FOR THE        ENDED SEPTEMBER 30,       PERIOD FROM
                         SIX MONTHS    ------------------------- 2/27/96(1) TO
                        ENDED 3/31/00   1999     1998     1997       9/30/96
CLASS Y PER-SHARE DATA
Net asset value,
beginning of period         $3.88       $4.12      $4.42    $4.14    $4.15
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income     0.18        0.36       0.37     0.37      0.21
  Net realized and
  unrealized gain (loss)
  on investments           (0.13)      (0.24)     (0.30)    0.28     (0.01)
-------------------------------------------------------------------------------
Total from investment
operations                  0.05        0.12       0.07     0.65      0.20
-------------------------------------------------------------------------------
Less dividends declared
from net investment
income                      (0.18)      (0.36)     (0.37)   (0.37)   (0.21)
-------------------------------------------------------------------------------
Net asset value,
end of period               $3.75       $3.88      $4.12    $4.42    $4.14
CLASS Y RATIOS/SUPPLEMENT DATA
Total return                 1.10%       2.95%      1.38%   16.38%    5.00%
Net assets, end of
period (in millions)           $3          $3         $2      $2       $2
Ratio of expenses to
average net assets           0.84%(2)    0.77%      0.79%    0.77%    0.77%(2)
Ratio of net   investment income to
average net assets           8.98%(2)    8.89%      8.43%    8.69%    8.83%(2)
Portfolio turnover rate     27.31%      46.17%     58.85%   64.38%    55.64%(2)
===============================================================================

(1)  COMMENCEMENT OF OPERATIONS.
(2)  ANNUALIZED.

-------------------------------------------------------------------------------
MUNICIPAL BOND FUND
This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended September 30, 1999 and the six months ended March 31, 2000, are included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period(1):

                            FOR THE
                          SIX MONTHS   FOR THE FISCAL YEAR ENDED SEPTEMBER30,
                            ENDED     ---------------------------------------
                            3/31/00
                                       1999     1998    1997     1996    1995
CLASS A PER-SHARE DATA
Net asset value,
beginning of period          $6.90      $7.63    $7.47 $7.32    $7.25   $6.91
-------------------------------------------------------------------------------
Income from investment
operations:
  Net investment income       0.18       0.36     0.37    0.38    0.39    0.39
  Net realized and unrealized
  gain (loss) on investments (0.13)    (0.61)    0.25    0.30    0.12     0.38
-------------------------------------------------------------------------------
Total from investment
operations                   0.05     (0.25)    0.62    0.68    0.51     0.77
-------------------------------------------------------------------------------
Less distributions:
  From net investment
  income                    (0.18)     (0.37)   (0.37)  (0.37)  (0.39)   (0.39)
  From capital gains        (0.03)     (0.11)   (0.09)  (0.16)  (0.05)   (0.00)
  In excess of
  capital gains             (0.04)     (0.00)   (0.00)  (0.00)  (0.00)   (0.04)
-------------------------------------------------------------------------------
Total distributions         (0.25)     (0.48)   (0.46)  (0.53)  (0.44)   (0.43)
-------------------------------------------------------------------------------
Net asset value, end of
period                      $6.70       $6.90    $7.63   $7.47   $7.32    $7.25
CLASS A RATIOS/SUPPLEMENTAL DATA
Total return(2)              0.83%      -3.46%    8.67%   9.77%   7.16%  11.51%
Net assets, end of period
(in millions)                $774        $874     $997    $994    $997    $975
Ratio of expenses to average
net assets                   0.90%(3)    0.79%    0.72%   0.67%   0.68%    0.65%
Ratio of net investment
income to average
net assets                   5.30%(3)    4.98%    4.95%   5.14%   5.23%   5.51%
Portfolio turnover
rate                         9.41%      30.93%   50.65% 47.24%  74.97%   70.67%
===============================================================================

(1)  ON JANUARY 21, 1996, FUND SHARES OUTSTANDING WERE DESIGNATED
     CLASS A SHARES.

(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

(3)  ANNUALIZED.

-------------------------------------------------------------------------------
MUNICIPAL BOND FUND
For a Class B share outstanding throughout the period:


                                                                  FOR THE
                                                                PERIOD FROM
                                                                10/5/99(1) TO
                                                                  3/31/00
CLASS B PER-SHARE DATA
Net asset value, beginning of period                               $6.87
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.15
  Net realized and unrealized loss on investments                 (0.10)
-------------------------------------------------------------------------------
Total from investment operations                                   0.05
-------------------------------------------------------------------------------
Less distributions:
  From net investment income                                      (0.15)
  From capital gains                                              (0.03)
  In excess of capital gains                                      (0.04)
-------------------------------------------------------------------------------
Total distributions                                               (0.22)
-------------------------------------------------------------------------------
Net asset value, end of period                                     $6.70
CLASS B RATIOS/SUPPLEMENTAL DATA
Total return                                                        0.78%
Net assets, end of period (in thousands)                            $421
Ratio of expenses to average net assets                             1.88%(2)
Ratio of net investment income to average net assets                4.34%(2)
Portfolio turnover rate                                             9.41%(3)
===============================================================================
(1)  COMMENCEMENT OF OPERATIONS.

(2)  ANNUALIZED.

(3)  FOR THE SIX MONTHS ENDED MARCH 31, 2000.

-------------------------------------------------------------------------------
MUNICIPAL BOND FUND
For a Class C share outstanding throughout the period:
                                                                     FOR THE
                                                                  PERIOD FROM
                                                                 10/7/99(1) TO
                                                                    3/31/00
CLASS C PER-SHARE DATA
Net asset value, beginning of period                                $6.87
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.15
  Net realized and unrealized loss on investments                  (0.10)
-------------------------------------------------------------------------------
Total from investment operations                                    0.05
-------------------------------------------------------------------------------
Less distributions:
  From net investment income                                       (0.15)
  From capital gains                                               (0.03)
  In excess of capital gains                                       (0.04)
-------------------------------------------------------------------------------
Total distributions                                                (0.22)
-------------------------------------------------------------------------------
Net asset value, end of period                                      $6.70
CLASS C RATIOS/SUPPLEMENTAL DATA
Total return                                                         0.78%
Net assets, end of period (in thousands)                             $202
Ratio of expenses to average net assets                              1.92%(2)
Ratio of net investment income to average net assets                 4.30%(2)
Portfolio turnover rate                                              9.41%(3)
===============================================================================

(1)  COMMENCEMENT OF OPERATIONS.
(2)  ANNUALIZED.
(3)  FOR THE SIX MONTHS ENDED MARCH 31, 2000.

-------------------------------------------------------------------------------
MUNICIPAL BOND FUND
For a Class Y share outstanding throughout each period:

                                                FOR THE           FOR THE
                                               SIX MONTHS        PERIOD FROM
                                                 ENDED         12/30/98(1) TO
                                                3/31/00           9/30/99
CLASS Y PER-SHARE DATA
Net asset value, beginning of period              $6.90             $7.41
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            0.19             0.28
  Net realized and unrealized
  loss on investments                             (0.14)           (0.51)
-------------------------------------------------------------------------------
Total from investment operations                   0.05            (0.23)
-------------------------------------------------------------------------------
Less distributions:
  From net investment income                      (0.18)           (0.28)
  From capital gains                              (0.03)           (0.00)
  In excess of capital gains                      (0.04)           (0.00)
-------------------------------------------------------------------------------
Total distributions                               (0.25)           (0.28)
-------------------------------------------------------------------------------
Net asset value, end of period                    $6.70            $6.90
CLASS Y RATIOS/SUPPLEMENTAL DATA
Total return                                       0.84%             -3.21%
Net assets, end of period (in thousands)          $7,954                 $2
Ratio of expenses to average net assets            0.74%(2)          0.67%(2)
Ratio of net investment
income to average net assets                       5.47%(2)          5.08%(2)
Portfolio turnover rate                            9.41%           30.93%(3)
===============================================================================

 (1)  COMMENCEMENT OF OPERATIONS.
 (2)  ANNUALIZED.
 (3)  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999.

-------------------------------------------------------------------------------
MUNICIPAL HIGH INCOME FUND
This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended September 30, 1999 and the six months ended March 31, 2000, are included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period(1):

                           FOR THE
                         SIX MONTHS    FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                            ENDED      ---------------------------------------
                           3/31/00
                                        1999    1998     1997    1996    1995

CLASS A PER-SHARE DATA
Net asset value,
beginning of period         $5.19       $5.69    $5.55  $5.31   $5.27   $5.12
-------------------------------------------------------------------------------
Income from investment
operations:
  Net investment income      0.15       0.31     0.32     0.34    0.34    0.35
  Net realized and
  Unrealized gain
  (loss) on investments     (0.25)     (0.37)    0.21     0.25    0.04    0.17
-------------------------------------------------------------------------------
Total from investment
operations                  (0.10)     (0.06)    0.53     0.59    0.38    0.52
-------------------------------------------------------------------------------
Less distributions:
  Declared from net
  investment income         (0.15)     (0.31)   (0.32)   (0.34)  (0.34)  (0.35)
  From capital gains        (0.00)(2)  (0.13)   (0.07)   (0.01)  (0.00)  (0.00)
  In excess of
  capital gains             (0.00)(2)  (0.00)   (0.00)   (0.00)  (0.00)  (0.02)
-------------------------------------------------------------------------------
Total distributions         (0.15)     (0.44)   (0.39)   (0.35)  (0.34)  (0.37)
-------------------------------------------------------------------------------
Net asset value, end of
period                       $4.94      $5.19    $5.69    $5.55   $5.31   $5.27
CLASS A RATIOS/SUPPLEMENTAL DATA
Total return(3)            -1.82%     -1.22%    9.88%   11.45%   7.40%   10.63%
Net assets, end of
period (in millions)         $437       $510      $522     $474    $400    $383
Ratio of expenses to
average net assets           0.95%(4)   0.87%    0.82%   0.78%    0.81%   0.76%
Ratio of net investment
income to average
net assets                   6.03%(4)   5.59%    5.72%   6.19%    6.41%   6.75%
Portfolio turnover rate     10.60%     26.83%   35.16%  19.47%   26.91%  19.07%
===============================================================================
(1)  ON JANUARY 30, 1996, FUND SHARES OUTSTANDING WERE DESIGNATED
     CLASS A SHARES.
(2)  NOT SHOWN DUE TO ROUNDING.
(3) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.
(4)  ANNUALIZED.

-------------------------------------------------------------------------------
MUNICIPAL HIGH INCOME FUND
For a class B share outstanding throughout the period:

                                                                    FOR THE
                                                                   PERIOD FROM
                                                                  10/5/99(1) TO
                                                                     3/31/00
CLASS B PER-SHARE DATA
Net asset value, beginning of period                                $5.16
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.12
Net realized and unrealized loss on investments                     (0.22)
-------------------------------------------------------------------------------
Total from investment operations                                    (0.10)
-------------------------------------------------------------------------------
Less distributions:
  Declared from net investment income                                 (0.12)
  From capital gains                                                  (0.00)(2)
  In excess of capital gains                                          (0.00)(2)
-------------------------------------------------------------------------------
Total distributions                                                 (0.12)
-------------------------------------------------------------------------------
Net asset value, end of period                                       $4.94
CLASS B RATIOS/SUPPLEMENTAL DATA
Total return                                                         -1.88%
Net assets, end of period (in millions)                                $1
Ratio of expenses to average net assets                              1.96%(3)
Ratio of net investment income to average net assets                 5.10%(3)
Portfolio turnover rate                                             10.60%(4)
===============================================================================

(1)  COMMENCEMENT OF OPERATIONS.
(2)  NOT SHOWN DUE TO ROUNDING.
(3)  ANNUALIZED.
(4) FOR THE SIX MONTHS ENDED MARCH 31, 2000.

-------------------------------------------------------------------------------
MUNICIPAL HIGH INCOME FUND
For a Class C share outstanding throughout the period:

                                                                   FOR THE
                                                                 PERIOD FROM
                                                                10/8/99(1) TO
                                                                    3/31/00
CLASS C PER-SHARE DATA
Net asset value, beginning of period                                $5.16
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.12
  Net realized and unrealized loss on investments                   (0.22)
-------------------------------------------------------------------------------
Total from investment operations                                    (0.10)
-------------------------------------------------------------------------------
Less distributions:
  Declared from net investment income                               (0.12)
  From capital gains                                                (0.00)(2)
  In excess of capital gains                                        (0.00)(2)
-------------------------------------------------------------------------------
Total distributions                                                 (0.12)
-------------------------------------------------------------------------------
Net asset value, end of period                                      $4.94
CLASS C RATIOS/SUPPLEMENTAL DATA
Total return                                                        -1.91%
Net assets, end of period (in thousands)                             $331
Ratio of expenses to average net assets                              1.87%(3)
Ratio of net investment income to average net assets                 5.16%(3)
Portfolio turnover rate                                             10.60%(4)
===============================================================================

(1)  COMMENCEMENT OF OPERATIONS.
(2)  NOT SHOWN DUE TO ROUNDING.
(3)  ANNUALIZED.
(4)  FOR THE SIX MONTHS ENDED MARCH 31, 2000.

-------------------------------------------------------------------------------
MUNICIPAL HIGH INCOME FUND
For a Class Y share outstanding throughout each period:

                                     FOR THE         FOR THE         FOR THE
                                   SIX MONTHS      PERIOD FROM    PERIOD FROM
                                      ENDED       12/30/98(1)TO   7/1/98(1) TO
                                     3/31/00          9/30/99          8/25/98
CLASS Y PER-SHARE DATA
Net asset value,
beginning of period                     $5.19          $5.65            $5.64
-------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                  0.15           0.24             0.05
  Net realized and unrealized
  gain(loss) on investments             (0.25)         (0.33)            0.01
-------------------------------------------------------------------------------
Total from investment operations        (0.10)         (0.09)            0.06
-------------------------------------------------------------------------------
Less distributions:
  Declared from net investment income   (0.15)         (0.24)         (0.05)
  From capital gains                    (0.00)(2)      (0.13)         (0.00)
  In excess of capital gains            (0.00)(2)      (0.00)         (0.00)
-------------------------------------------------------------------------------
Total distributions                     (0.15)         (0.37)         (0.05)
-------------------------------------------------------------------------------
Net asset value, end of period          $4.94          $5.19          $5.65
CLASS Y RATIOS/SUPPLEMENTAL DATA
Total return                           -1.60%         -1.53%          1.07%
Net assets, end of
period (in thousands)                    $2             $2             $0
Ratio of expenses to
average net assets                      0.94%(3)       0.80%(3)       0.61%(3)
Ratio of net investment income
to average net assets                   5.94%(3)       5.68%(3)       5.99%(3)
Portfolio turnover rate                10.60%         26.83%(4)      35.16%(3)
===============================================================================

(1) CLASS Y SHARES COMMENCED OPERATIONS ON JULY 1, 1998 AND CONTINUED OPERATIONS UNTIL AUGUST 25, 1998 WHEN ALL OUTSTANDING CLASS Y SHARES WERE REDEEMED AT THE ENDING NET ASSET VALUE SHOWN IN THE TABLE. OPERATIONS RECOMMENCED ON DECEMBER 30, 1998.
(2)  NOT SHOWN DUE TO ROUNDING.
(3)  ANNUALIZED.
(4)  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999.

-------------------------------------------------------------------------------
CASH MANAGEMENT
This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended June 30, 1999 and the six months ended December 31, 1999, are included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period(1):

                          FOR THE
                       SIX MONTHS      FOR THE FISCAL YEAR ENDED JUNE 30,
                          ENDED    --------------------------------------
                        12/31/99     1999     1998     1997     1996     1995

CLASS A PER-SHARE DATA
Net asset value,
beginning of period       $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
-------------------------------------------------------------------------------
Net investment income      0.0241    0.0455   0.0484   0.0472   0.0487   0.0465
Less dividends declared   (0.0241)  (0.0455) (0.0484) (0.0472) (0.0487) (0.0465)
-------------------------------------------------------------------------------
Net asset value, end of
period                    $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
CLASS A RATIOS/SUPPLEMENTAL DATA
Total return               2.47%     4.67%    4.93%    4.80%    5.01%    4.74%
Net assets, end of
period (in millions)       $800      $667     $533     $514     $402     $369
Ratio of expenses to
average net assets         0.83%(2)  0.83%    0.89%    0.87%    0.91%    0.97%
Ratio of net investment
income to average
net assets                 4.72%(2)  4.54%    4.84%    4.70%    4.89%    4.68%
===============================================================================

(1)  ON SEPTEMBER 5, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A
     SHARES.
(2)  ANNUALIZED.

-------------------------------------------------------------------------------
CASH MANAGEMENT

For a Class B share outstanding throughout the period:

                                                                FOR THE
                                                             PERIOD FROM
                                                             9/9/99(1) to
                                                               12/31/99
CLASS B PER-SHARE DATA
Net asset value, beginning of period                              $1.00
-------------------------------------------------------------------------------
Net investment income                                              0.0120
Less dividends declared                                           (0.0120)
-------------------------------------------------------------------------------
Net asset value, end of period                                      $1.00
CLASS B RATIOS/SUPPLEMENTAL DATA
Total return                                                         1.21%
Net assets, end of period (in millions)                                $3
Ratio of expenses to average net assets                              1.65%(2)
Ratio of net investment income to average net assets                 4.25%(2)
===============================================================================

(1)COMMENCEMENT OF OPERATIONS.
(2)ANNUALIZED.

-------------------------------------------------------------------------------
CASH MANAGEMENT
For a Class C share outstanding throughout the period:


                                                                    FOR THE
                                                                  PERIOD FROM
                                                                  9/9/99(1) to
                                                                   12/31/99
CLASS C PER-SHARE DATA
Net asset value, beginning of period                                $1.00
-------------------------------------------------------------------------------
Net investment income                                                0.0119
Less dividends declared                                             (0.0119)
-------------------------------------------------------------------------------
Net asset value, end of period                                      $1.00
CLASS C RATIOS/SUPPLEMENTAL DATA
Total return                                                         1.20%
Net assets, end of period (in thousands)                              $160
Ratio of expenses to average net assets                              1.81%(2)
Ratio of net investment income to average net assets                 4.13%(2)
===============================================================================

(1)  COMMENCEMENT OF OPERATIONS.
(2)  ANNUALIZED.

This space is intended for your notes and calculations.

This space is intended for your notes and calculations.

This space is intended for your notes and calculations.

This space is intended for your notes and calculations.

This space is intended for your notes and calculations.

===============================================================================
WADDELL & REED ADVISORS FUNDS

CUSTODIAN
UMB Bank, n.a. 928
Grand Boulevard
Kansas City, Missouri 64141

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N. W.
Washington, D. C.
20036

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

INVESTMENT MANAGER
Waddell & Reed Investment Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

UNDERWRITER
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

SHAREHOLDER SERVICING AGENT
Waddell & Reed Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217 913-236-2000
888-WADDELL

ACCOUNTING SERVICES AGENT
Waddell & Reed Services Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

-------------------------------------------------------------------------------
WADDELL & REED ADVISORS FUNDS

You can get more information about each Fund in its --
- STATEMENT OF ADDITIONAL INFORMATION (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).
- ANNUAL AND SEMIANNUAL REPORTS TO SHAREHOLDERS, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of a Fund's current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about each Fund (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

   The Funds' SEC file numbers are as follows:
      Waddell & Reed Advisors Funds, Inc. Bond Fund:  811-2552
      Waddell & Reed Advisors Cash Management, Inc.:  811-2922
      Waddell & Reed Advisors Government Securities Fund, Inc.: 811-3458 Waddell & Reed Advisors High Income Fund, Inc.: 811-2907
      Waddell & Reed Advisors High Income Fund II, Inc.: 811-4520 Waddell & Reed Advisors Municipal Bond Fund, Inc.: 811-2657 Waddell & Reed Advisors Municipal High Income Fund, Inc.: 811-4427




[LOGO] WADDELL & REED
       FINANCIAL SERVICES-Registered Trademark-

       -------------------------
       INVESTING. WITH A PLAN-SM-.

Waddell & Reed, Inc.
6300 Lamar Avenue,
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913-236-2000
888-WADDELL






            WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND, INC.

                             6300 Lamar Avenue

                              P. O. Box 29217

                    Shawnee Mission, Kansas  66201-9217

                               913-236-2000
                                888-WADDELL

                               June 30, 2000

                     STATEMENT OF ADDITIONAL INFORMATION

      This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with the prospectus ("Prospectus") for Waddell & Reed Advisors Government Securities Fund, Inc. (the "Fund"), formerly, United Government Securities Fund, Inc., dated June 30, 2000, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.

                                TABLE OF CONTENTS

     Performance Information ............................  2

     Investment Strategies, Policies and Practices.......  5

     Investment Management and Other Services ........... 29

     Purchase, Redemption and Pricing of Shares ......... 34

     Directors and Officers ............................. 51

     Payments to Shareholders ........................... 57

     Taxes .............................................. 58

     Portfolio Transactions and Brokerage ............... 61

     Other Information .................................. 63

     Financial Statements ............................... 65

       Waddell & Reed Advisors Government Securities Fund, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on March 26, 1982.

                            PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's total return, yield information and/or performance rankings in advertisements and sales materials.

Total Return

     Total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, deducting the maximum sales load of 4.25%. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is

                n
        P(1 + T)  = ERV
       Where :  P = $1,000 initial payment
                T = Average annual total return
                n = Number of years
              ERV = Ending redeemable value of the $1,000 investment for the periods shown.

      Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.



      The average annual total return quotations for Class A shares as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                           With    Without
                                        Sales Load Sales Load
                                         Deducted  Deducted

One-year period from April 1, 1999 to
  March 31, 2000:                          -2.51%     1.82%

Five-year period from April 1, 1995 to
  March 31, 2000:                           5.68%     6.60%

Ten-year period from April 1, 1990 to
  March 31, 2000:                           7.13%     7.59%

     Prior to July 31, 1995, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors.



      The cumulative total return quotation for Class B shares with the maximum deferred sales charge deducted as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 4, 1999 to March 31, 2000 was 3.09%.

      The cumulative total return quotation for Class B shares without the maximum deferred sales charge deducted as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 4, 1999 to March 31, 2000 was 1.88%.

      The cumulative total return quotation for Class C shares with the maximum deferred sales charge deducted as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 4, 1999 to March 31, 2000 was 1.08%.

      The cumulative total return quotation for Class C shares without the maximum deferred sales charge deducted as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the period since class inception on October 4, 1999 to March 31, 2000 was 2.08%.

      The average annual total return quotations for Class Y shares as of March 31, 2000, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

One year period from April 1, 1999 to
  March 31, 2000                              2.20%

Period from September 27, 1995* to
  March 31, 2000:                             5.93%

*Date of inception.

       The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Yield

     Yield refers to the income generated by an investment in the Fund over a given period of time. A yield quoted for a class of the Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                                 6
       Yield = 2((((a - b)/cd)+1)  -1)

   Where, with respect to a particular class of the Fund:
           a = dividends and interest earned during the period.
           b = expenses accrued for the period (net of reimbursements).
           c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends. d = the maximum offering price per share of the class on the last day of the period.

       The yield for Class A shares of the Fund computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, is 5.59%. The yield for Class B shares of the Fund computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, is 5.49%. The yield for Class C shares of the Fund computed according to the formula for the 30-day period ended on March 31, 2000, the date of the most recent balance sheet included in this SAI, is 5.28%. The yield for Class Y shares of the Fund computed according to the formula for the 30-day period ended on March 31, 1999, the date of the most recent balance sheet included in this SAI, is 6.29%.

      Changes in yields primarily reflect different interest rates received by the Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.

Performance Rankings and Other Information

     Waddell & Reed, Inc., or the Fund, also may, from time to time, publish in advertisements and sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

      Performance information for the Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.

      All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

                 INVESTMENT STRATEGIES, POLICIES AND PRACTICES

     This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

      WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goal. See "Investment Restrictions" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Fund.

Specific Securities and Investment Practices

   U.S. Government Securities

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

      U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (also known as the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

      Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

      Among the U.S. Government securities that the Fund may purchase are "mortgage-backed securities" issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this paragraph could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

    Money Market Instruments

     Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

    Mortgage-Backed and Asset-Backed Securities

     Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

      The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae, or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

      Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's goal and investment policies.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

      For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

     Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

      Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

      The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

      Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

      The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

    Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

    Bank Deposits

     The Fund may invest in deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks of varying maturities) to the extent that the principal of such deposits is insured by the Federal Deposit Insurance Corporation ("FDIC"); such deposits are referred to as "Insured Deposits." Such insurance (and, accordingly, the Fund's investment) is currently limited to $100,000 per bank; any interest above that amount is not insured. Insured Deposits are not marketable and are treated as illiquid investments unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand. See "Illiquid Investments."

   Lending Securities

     Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under the Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO.

      Any securities loans that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

      There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral.
Part of the interest received in either case may be shared with the borrower.

      The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund. The Fund will make loans only under rules of the New York Stock Exchange (the "NYSE") which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

      Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to (i) whom securities may be loaned, (ii) the investment of cash collateral, or (iii) voting rights.

      There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned goes up, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

     Repurchase Agreements

     The Fund may purchase securities subject to repurchase agreements.
The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See "Illiquid Investments." A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

    When-Issued and Delayed-Delivery Transactions

     The Fund may also purchase U.S. Government securities on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The U.S. Government securities so purchased by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

      Ordinarily the Fund purchases U.S. Government securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or liquid assets, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other U.S. Government securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

    Restricted Securities

     Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

      There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments."

   Illiquid Investments

     Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

     (i)  repurchase agreements not terminable within seven days;

    (ii) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;

   (iii)  securities for which market quotations are not readily available;

    (iv) Insured Deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

     (v)  securities involved in swap, cap, floor and collar transactions;

    (vi)  non-government stripped fixed-rate mortgage-backed securities and

   (vii)  over-the-counter ("OTC") options and their underlying collateral.

      The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

    Indexed Securities

     Indexed securities are securities the value of which varies in relation to the value of other securities, securities indices or other financial indicators. The Fund may invest in indexed securities only if they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities (subject to its operating policy regarding derivative instruments).

      Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security to which they are indexed and may also be influenced by interest rate changes in the United States. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Certain indexed securities that are not traded on an established market may be deemed illiquid.

    Options, Futures and Other Strategies


     General. WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance income or yield or to attempt to hedge the Fund's investments. The strategies described below may be used in an attempt to manage risks of the Fund's investments that can affect fluctuation in its net asset value.

      Generally, the Fund may purchase and sell any type of derivative instrument (including, without limitation, futures contracts, options, forward contracts, swaps, caps, floors, collars and indexed securities) ("Financial Instruments"). However, the Fund will only purchase or sell a particular Financial Instrument if the return on, or value of, the Financial Instrument is based on the return on, or value of U.S. Government securities.



      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

      Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

      Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

      The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

     In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

      Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

      (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

      (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

      (5) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

      Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

      Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or to accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

      The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

      The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

      A type of put that the Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

      Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related instrument. The Fund may
purchase or write both exchange-traded and OTC options.   Exchange-traded
options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

      The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

      Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts.
When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

      Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

      Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

      If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

      Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on such futures can serve as a long hedge, and the sale of futures or the purchase of put options on such futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

      In addition, futures strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

      Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the nature of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close future contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions, rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place.

      Index Futures. The risk of imperfect correlation between movements in the price of an index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

      Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

       Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      Turnover. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

       Swaps, Caps, Floors and Collars. The Fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap.
The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

     Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because, and to the extent, these agreements affect the Fund's exposure to long- or short-term interest rates, mortgage-backed security values, corporate borrowing rates, or other factors such as security prices or inflation rates.

      Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

      The creditworthiness of firms with which the Fund enters into swaps, caps or floors will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

      The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund.
WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

Investment Restrictions and Limitations

     Certain of the Fund's investment restrictions and other limitations are described in this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal and the types of securities in which the Fund may invest, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

     (i) Purchase or sell any securities or physical commodities other than U.S. Government securities; however, this policy shall not prevent the Fund from purchasing and selling (a) foreign currency if a U.S. Government Security that the Fund owns or intends to acquire is denominated in that foreign currency and (b) futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments if the return on, or value of, the financial instrument is based on the return on or value of U.S. Government securities;

    (ii) Buy any voting securities, any mineral related programs or leases or any shares of other investment companies;

   (iii) Buy real estate nor any nonliquid interest in real estate investment trusts; however, the Fund may buy obligations or instruments which it may otherwise buy even though the issuer invests in real estate or interests in real estate;

    (iv) Make loans other than certain limited types of loans as indicated above; the Fund can buy debt securities and other obligations consistent with its goal and other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements except as indicated above (see "Repurchase Agreements" above);

     (v) Participate on a joint, or a joint and several, basis in any trading account in any securities;

    (vi) Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and
          (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

   (vii) Engage in the underwriting of securities, that is, the selling of securities for others;

  (viii) Borrow to purchase securities or increase income, but only to meet redemptions so it will not have to sell portfolio securities for this purpose. The Fund may borrow money from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets in connection with such borrowing but only up to the lesser of the amounts borrowed or 5% of the value of the Fund's total assets. The Fund will not purchase securities while outstanding borrowings are more than 5% of the value of its total assets. Interest on borrowing would reduce the Fund's income; or

    (ix)  Issue senior securities.

      The following investment restriction is not fundamental and may be changed by the Board of Directors without shareholder approval:

       (i) The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid securities.

      (ii) To the extent that the Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

      An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or describes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstance will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares. The Fund's portfolio turnover rate for the fiscal years ended March 31, 2000 and 1999 was 26.78% and 37.06%, respectively.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed. Inc. is 6300 Lamar Avenue,
P. O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

      The Management Agreement permits WRIMCO or an affiliate of WRIMCO to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Waddell & Reed Financial, Inc.

      WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company, which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

      Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds (formerly, the United Group of Mutual Funds) since 1940 or the company's inception date, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for W&R Funds, Inc. (formerly, Waddell & Reed Funds, Inc.) since its inception in September 1992. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the Waddell & Reed Advisors Funds and W&R Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which Target/United Funds, Inc. is the underlying investment vehicle.

Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. The management fees paid to WRIMCO during the fiscal years ended March 31, 2000, 1999 and 1998 were $617,688, $531,348 and $516,182, respectively.

      For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.

      Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares, the Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month, and $.75 for each shareholder check it processes. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms; printing and mailing costs; charges of any sub-agent used by Agent in performing services under the Shareholder Servicing Agreement; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

      Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                           Accounting Services Fee

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)      Rate for Each Level
          -------------------------      -------------------

     From $    0 to $   10                  $      0
     From $   10 to $   25                  $ 10,000
     From $   25 to $   50                  $ 20,000
     From $   50 to $  100                  $ 30,000
     From $  100 to $  200                  $ 40,000
     From $  200 to $  350                  $ 50,000
     From $  350 to $  550                  $ 60,000
     From $  550 to $  750                  $ 70,000
     From $  750 to $1,000                  $ 85,000
          $1,000 and Over                   $100,000

     Fees paid to the Agent for the fiscal years ended March 31, 2000, 1999 and 1998 were $40,000, $40,000 and $40,000, respectively.

      Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

      Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares, and thus sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund. The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal years ended March 31, 2000, 1999 and 1998 were $114,701, $502,515 and $292,989, respectively. The amounts retained by Waddell & Reed, Inc. for each fiscal year were $(1,064), $207,377 and $123,079, respectively.

      As described in the Prospectus, Waddell & Reed, Inc. reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares. A major portion of the sales charge for Class A shares and the contingent deferred sales charge ("CDSC") for Class B and Class C shares and for certain Class A shares may be paid to financial advisors and managers of Waddell & Reed, Inc. and selling broker-dealers. Waddell & Reed, Inc. may compensate its financial advisors as to purchases for which there is no sales or deferred sales charge.

      The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

      Under the Distribution and Service Plan (the "Plan") for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.

      Waddell & Reed, Inc. offers the Fund's shares through its financial advisors, registered representatives and sales managers (sales force) and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, Waddell & Reed, Inc. will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Class A Plan permits Waddell & Reed, Inc. to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed, Inc. to be reimbursed for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. Fees paid (or accrued) as distribution and service fees by the Fund under the Class A Plan for the fiscal year ended March 31, 2000 were $24,679 and $300,529, respectively. Class B - $481 and $1,502. Class C - $166 and $491. To the extent that Waddell & Reed, Inc. incurs expenses for which reimbursement may be made under the Plan that relate to distribution and service activities also involving another fund in the Waddell & Reed Advisors Funds or W&R Funds, Inc., Waddell & Reed, Inc. typically determines the amount attributable to the Fund's expenses under the Plan on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

      Under the Plans adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for, either directly or through others, providing personal services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for, either directly or through others, distributing the shares of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed, Inc. to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

      The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed, Inc.'s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders. Each Plan was approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Class A Plan was also approved by the affected shareholders of the Fund.

      Among other things, each Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

Custodial and Auditing Services

     The Fund's Custodian is UMB Bank, n.a., Kansas City, 928 Grand Boulevard, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, 1010 Grand Boulevard, Kansas City, Missouri, the Fund's independent auditors, audits the Fund's financial statements.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The net asset value ("NAV") of each class of the shares of the Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

      Class A shares of the Fund are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, Inc., the Fund's underwriter. The price makeup as of March 31, 2000, which is the most recent balance sheet included in this SAI, was as follows:

     Net asset value per Class A share (Class A
       net assets divided by Class A shares
       outstanding)  .............................   $5.22
     Add:  selling commission (4.25% of offering
       price)  ...................................     .23
                                                     -----
     Maximum offering price per Class A share
       (Class A NAV divided by  ...........95.75%)   $5.45
                                                     =====

     The offering price of a Class A share is its NAV next calculated following acceptance of a purchase order plus the sales charge. The offering price of a Class B, Class C or a Class Y share is the NAV next calculated following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. or an authorized third party receives and accepts your order at its principal business office. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

      Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

      The NAV and offering price per share are ordinarily computed once each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any domestic securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will change every business day, since the value of the assets and the number of shares outstanding change every business day.

      The Board of Directors has decided to use the prices quoted by a dealer in bonds which offers a pricing service to value U.S. Government securities. The Board believes that such a service does quote their fair value. The Board, however, may hereafter determine to use another service or use the bid price quoted by dealers if it should determine that such service or quotes more accurately reflect the fair value of U.S. Government securities held by the Fund.

      Short-term U.S. Government securities are valued at amortized cost, which approximates market value. Securities or other assets which are not valued by either of the foregoing methods and for which market quotations are not readily available would be valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors.

      Puts, calls and Government securities Futures purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session of option trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session of commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued by reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

      When the Fund writes a put or call, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investments is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount the Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain in the amount of the premium; if it enters into a closing purchase transaction, the Fund will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

Minimum Initial and Subsequent Investments

     For Class A, Class B and Class C shares, initial investments must be at least $500, with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the Waddell & Reed Advisors Funds or W&R Funds, Inc. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc., their affiliates, or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds and W&R Funds, Inc."

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A Shares Only)

      Account Grouping

     Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:



1. Purchases by an individual for his or her own account (includes purchases under the Waddell & Reed Advisors Funds Revocable Trust
     Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes Waddell & Reed Advisors Funds Revocable Trust Form of spouse);

3. Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act ("UTMA") or Uniform Gift to Minors Act (_UGMA_) account;

6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), salary reduction plan account under Section 457 of the Code, provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax-sheltered annuity account ("TSA") or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

      For the foregoing categories, an individual's domestic partner is treated as his or her spouse.

      Examples:

     A. Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

      D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

      All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A: H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B: H has established a Keogh plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

      All purchases of Class A shares made under a "qualified" employee benefit plan of an incorporated business will be grouped. A "qualified" employee benefit plan is established pursuant to Section 401 of the Code. All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example: Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

      All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in "Account Grouping."

     Account grouping as described above is available under the following circumstances.

       One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $100,000; at the same time, H's parents open up two UGMA accounts for H and W's two minor children and invest $100,000 in each child's name; the combined purchases of Class A shares are subject to the reduced sales load applicable to a purchase of $300,000 provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

     Rights of Accumulation

     If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the NAV of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a NAV of $100,000. His wife, W, now wishes to invest $15,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to the reduced sales charge applicable to a purchase of Class A shares in excess of $100,000. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

      In order to be entitled to Rights of Accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced sales charge and provide Waddell & Reed. Inc. with the name and number of the existing account(s) with which the purchase may be combined.

      Letter of Intent

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under an Letter of Intent (_LOI_). By signing an LOI form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the LOI is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

      In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under an LOI, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in the Fund have a NAV as of the date the LOI is accepted by Waddell & Reed, Inc. of $15,000; H's wife, W, has an account in her own name invested in another fund in the Waddell & Reed Advisors Funds which charges the same sales load as the Fund, with a NAV as of the date of acceptance of the LOI of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

      A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

      The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held "in escrow." If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held "in escrow" unless the purchaser makes payment of this amount to Waddell &
Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

      If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

      An LOI does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the LOI.

      With respect to LOIs for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the LOI, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

      Letters of Intent are not available for purchases made under a SEP where the employer has elected to have all purchases under the SEP grouped.

     Other Funds in the Waddell & Reed Advisors Funds and W&R Funds, Inc.

      Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Waddell & Reed Advisors Funds and the W&R Funds, Inc. subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc. subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Waddell & Reed Advisors Cash Management, Inc. (formerly, United Cash Management, Inc.) or W&R Funds, Inc. Money Market Fund that were acquired by exchange of another Waddell & Reed Advisors Fund or W&R Funds, Inc. Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.


Net Asset Value Purchases of Class A Shares

     Class A shares of the Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, Inc., employees of Waddell & Reed, Inc. or of any of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. "Child" includes stepchild; "parent" includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at NAV. Purchases in any tax qualified retirement plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. "Employees" includes retired employees. A retired employee is an individual separated from service from Waddell & Reed, Inc., or from an affiliated company with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or any of its affiliated companies. "Employees" also includes individuals who, on November 6, 1998, were employees (including retired employees) of a company that on that date was an affiliate of Waddell & Reed, Inc. _Financial advisors" includes retired financial advisors. A "retired financial advisor" is any financial advisor who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Financial advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

      Until March 31, 2001, Class A shares may also be purchased at NAV by persons who are clients of Legend Equities Corporation (_Legend_) if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within 60 days of such redemption.

      Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at NAV.

      Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Reasons for Difference in Public Offering Price of Class A Shares

     As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distribution), and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

      In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Waddell & Reed Advisors Funds and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed, Inc. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Flexible Withdrawal Service for Class A, Class B and Class C Shareholders

     If you qualify, you may arrange to receive through the Flexible Withdrawal Service ("the Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of the Fund or of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares and certain Class A shares to which the CDSC otherwise applies that are redeemed under the Service are not subject to a CDSC. Applicable forms to start the Service are available through Waddell & Reed Services Company.

      The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the deferred sales charge, does not apply to a one-time withdrawal.

      To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc.; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

     You can choose to have your shares redeemed to receive:

     1.  a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

      Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

      Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.

      If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

     The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or return on your investment.

      You may, at any time, change the manner in which you have chosen to have shares redeemed. You can change to any one of the other choices originally available to you. You may at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

      After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds and W&R Funds, Inc.

      Class A Share Exchanges

     You may decide you would rather own Class A shares of one or more of the other funds in the Waddell & Reed Advisors Funds or the W&R Funds, Inc. rather than Class A shares of the Fund. You may exchange Class A shares of the Fund if you have held the shares for at least six months unless the exchange is for Class A shares of Waddell & Reed Advisors Municipal Bond Fund, Inc. or Waddell & Reed Advisors Municipal High Income Fund, Inc., Waddell & Reed Advisors Cash Management, Inc., W&R Funds Municipal Bond Fund, W&R Funds Limited-Term Bond Fund or W&R Funds Money Market Fund or unless the Class A shares of the Fund were acquired by reinvestment of a dividend or distribution, in which cases there is no holding period. The shares you exchange must be worth at least $100 or you must already own shares of the fund in which you are investing. You may exchange for Class A shares of another fund without payment of an additional sales charge.
You should ask for and read the prospectus for the fund into which you are thinking of making an exchange before doing so.

      Class A shares of the Fund may be received in exchange for Class A shares of any of the other funds in the Waddell & Reed Advisors Funds, except for shares of Waddell & Reed Advisors Cash Management, Inc., acquired by direct purchase or received in payment of dividends on those shares.

      Subject to the above rules, you may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class A shares of the fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A or shares of different funds in the Waddell & Reed Advisors Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

      You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing Class Y shares.

   Class B Share Exchanges

     You may exchange Class B shares of the Fund for Class B shares of other funds in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc. without charge.

      The redemption of the Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

      You may have a specific dollar amount of Class B shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class B shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class B shares of the fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     Class C Share Exchanges

     You may exchange Class C shares of the Fund for Class C shares of other funds in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc. without charge.

      The redemption of the Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

      You may have a specific dollar amount of Class C shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class C shares of the Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class C shares of the fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.



      Class Y Share Exchanges



     Class Y shares of the Fund may be exchanged for Class Y shares of any other fund in the Waddell & Reed Advisors Funds or for Class A shares of Waddell & Reed Advisors Cash Management, Inc.

      General Exchange Information

     When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange. The relative values are those next figured after your exchange request is received in good order.

      These exchange rights and other exchange rights concerning the other funds in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc., can in most instances, be eliminated or modified at any time and any such exchange may not be accepted.

Retirement Plans

     Your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers model or prototype documents for the following retirement plans.
All of these plans involve investment in shares of the Fund (or shares of certain other funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc.).

      Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000 (provided the investor has not reached the age 70 1/2). For a married couple, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year even if one spouse had no earned income. Generally, the contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels. However, a married investor who is not an active participant, files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000, is not affected by the spouse's active participant status.

      An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

      Roth IRAs. Investors whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

      Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

      Education IRAs. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $500 to an Education IRA (or to each of multiple Education
IRAs), provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

      Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation or $25,500, whichever is less, per year for each employee.

      Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer employees who does not sponsor another active retirement plan may sponsor a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be funded by either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE plans involve fewer administrative requirements, generally, than 401(k) or other qualified plans.

      Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

      457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

      TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

      Pension and Profit-Sharing Plans, including 401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

      More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

Redemptions

     The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of request, unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Reinvestment Privilege

     The Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of the Fund. You do not use up this privilege by redeeming Class A shares to invest the proceeds at NAV in a Keogh plan or an IRA.

      There is also a reinvestment privilege for Class B and Class C shares, and, where applicable, certain Class A shares under which you may reinvest all or part of any amount of the shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated after you have returned the amount. Your written request to do this must be received within forty-five days after your redemption request was received. You can do this only once as to Class B, Class C and Class A shares of the Fund.
For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You do not use up this privilege by redeeming shares to invest the proceeds at NAV in a Keogh plan or an IRA.

Mandatory Redemption of Certain Small Accounts

     The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

Additional Information on Check Writing

     Checks may not be presented for payment at the office of the bank upon which the checks are drawn because under 1940 Act rules, redemptions may be effected only at the next price determined after the redemption request is presented to the Fund's transfer agent. This limitation does not affect checks used for payment of bills or cashed at other banks. Shareholders may not close their accounts through the writing of a check. If a shareholder is subject to backup withholding described in the Prospectus, no checks will be honored. This privilege is not available for most retirement plan accounts. Contact the Shareholder Servicing Agent for further information.

                          DIRECTORS AND OFFICERS

     The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell & Reed, Inc.

      The principal occupation during the past five years of each Director and officer is stated below. Each of the persons listed through and including Mr. Vogel is a member of the Fund's Board of Directors. The other persons are officers of the Fund but are not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the Waddell & Reed
Advisors Funds, W&R Funds, Inc. and Target/United Funds, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.

KEITH A. TUCKER*
     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors, Director and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors and Director of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of each of the funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
     Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
     President of JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing of Garney Companies, Inc., a specialty utility contractor. Date of birth:
January 9, 1939.

DAVID P. GARDNER
263 West 3rd Avenue
San Mateo, California  94402
     Chairman and Chief Executive Officer of George S. and Delores Dor'e Eccles Foundation; Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal; formerly, President of Hewlett Foundation. Date of birth: March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
     First Lady of Kansas; formerly, Partner, Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma  73072
     General Counsel of the Board of Regents at the University of Oklahoma; Adjunct Professor of Law at the University of Oklahoma College of Law; Managing Member, Harroz Investments, L.L.C.; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; Director of Central Financial Corporation; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President of Gilliland & Hayes, P.A.; formerly, Director of Central Properties, Inc. Date of birth: December 11, 1919.

ROBERT L. HECHLER*
     President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Executive Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Services Company; Chairman of the Board of Directors, Chief Executive Officer, President and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; Director of Legend Group Holdings, LLC, Legend Advisory Corporation, Legend Equities Corporation, Advisory Services Corporation, The Legend Group, Inc. and LEC Insurance Agency, Inc.; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company; formerly, President of Waddell & Reed Services Company. Date of birth: November 12, 1936.

HENRY J. HERRMANN*
     Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, and Director of Waddell & Reed Financial, Inc.; Executive Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; Chairman of the Board of Directors of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
     Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and its subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
     Retired; formerly, Chairman of the Board of Directors and President of each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company. Date of birth: April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas  66208
     Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director and Vice President of Network Rehabilitation Services; Board Member, Member of Executive Committee and Finance Committee of Truman Medical Center; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
     Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm; Director of Columbian Bank and Trust. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
1213 West 95th Court, Chartwell 4
Kansas City, Missouri  64114
     Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.  Date of birth:  August 7, 1935.

Daniel C. Schulte
     Vice President, Assistant Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial, Inc.; Senior Vice President, Secretary and General Counsel of Waddell & Reed Financial Services Company, Waddell & Reed, Inc., WRIMCO and Waddell & Reed Services Company; Secretary and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; formerly, Assistant Secretary of Waddell & Reed Financial, Inc.; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. Date of birth: December 8, 1965.

Kristen A. Richards
     Vice President, Secretary and Associate General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President and Associate General Counsel of WRIMCO; formerly, Assistant Secretary of the Fund and each of the other funds in the Fund Complex; formerly, Compliance Officer of WRIMCO. Date of birth: December 2, 1967.

Theodore W. Howard
     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

James C. Cusser
     Vice President of the Fund and two other funds in the Fund Complex; Vice President of WRIMCO. Date of birth: May 30, 1949.

      The address of each person is 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     The Directors who may be deemed to be "interested persons" as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed, Inc., or of WRIMCO are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Funds for at least five years which need not have been consecutive. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to management of the Fund. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Fund and of each of the funds in the Fund Complex, and each serves as Director Emeritus.

      The funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. pay to each Director effective October 1, 1999, an annual base fee of $50,000, plus $3,000 for each meeting of the Board of Directors attended and effective January 1, 2000, an annual base fee of $52,000 plus $3,250 for each meeting of the Board of Directors attended, plus reimbursement of expenses for attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Red, Inc. (Prior to October 1, 1999, the funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. paid to each Director and annual base fee of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended). The fees to the Directors are divided among the funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. based on the funds' relative size.

      During the Fund's fiscal year ended March 31, 2000, the Fund's Directors received the following fees for service as a director:

                            Compensation Table
                                          Total
                         Aggregate     Compensation
                        Compensation    From Fund
                            From         and Fund
Director                    Fund         Complex*
--------                ------------   ------------

Robert L. Hechler           $  0        $     0
Henry J. Herrmann              0              0
Keith A. Tucker                0              0
James M. Concannon           302         61,000
John A. Dillingham           302         61,000
David P. Gardner             289         58,500
Linda K. Graves              302         61,000
Joseph Harroz, Jr.           302         61,000
John F. Hayes                302         61,000
Glendon E. Johnson           302         61,000
William T. Morgan            302         61,000
Ronald C. Reimer             302         61,000
Frank J. Ross, Jr.           302         61,000
Eleanor B. Schwartz          302         61,000
Frederick Vogel III          302         61,000

*No pension or retirement benefits have been accrued as a part of Fund expenses.

      The officers are paid by WRIMCO or its affiliates.

Shareholdings

     As of May 31, 2000, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. The following table sets forth information with respect to the Fund, as of May 31, 2000, regarding the ownership of the Fund's shares.

                                        Shares owned
Name and Address                       Beneficially
of Beneficial Owner        Class       or of Record          Percent
-------------------        -----       ------------          -------

Frederick F Walschot &     Class B        9,198                 5.57%
Alice M Walschot Jtn Ros
27 Lexington Ave
South Elgin IL  60177-1818

Dr. David Monjot Tr        Class B        8,248                 5.00%
CPSP Dr. David Monjot
FBO Barbara Little
30 W McCreight Ave  #100
Springfield OH  45504-1853

Annie L Thigpen            Class C        4,402                 5.67%
210 Barry Ave
Lockport IL  60441-5104

Bents Fort Water Company   Class C        5,900                 7.59%
P. O. Box 305
La Junta CO  81050-0305

Viola E Blauvelt           Class C        7,401                 9.53%
4429 Witherbee Blvd
Lincoln NE  68510-1851

Margrethe Hansen           Class C        4,847                 6.24%
 Richards (TOD)
782 Voyager Dr
Bartlett IL  60103-4737

Johanna G Beal (TOD)       Class C        7,202                 9.27%
80 Grove St  Apt 610
Melrose MA  02176-4693

Kenneburt & Co             Class Y       61,631                14.44%
P. O. Box 11426
Birmingham AL  35202-1426

John L Green &             Class Y       59,509                13.95%
  Edward F Brennan Tr
Midwestern Teamsters
Pension Plan
2160 S Foster Ave
Wheeling IL  60090-6507

Waddell & Reed             Class Y      198,741                46.58%
  Financial, Inc.
401(k) and Thrift Plan
6300 Lamar Avenue
Overland Park KS 66201

Compass Bank Tr            Class Y       75,491                17.69%
Profit Sharing Plan
FBO Torchmark Corp
  Savings & Investment Plan
Attn:  Wayne Laugevin
15 20th St S Fl 8
Birmingham AL 35233-2000

                          PAYMENTS TO SHAREHOLDERS

General

     There are two sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the interest and earned discount on the securities the Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The payments made to shareholders from net investment income and net short-term capital gains are called dividends.

      Ordinarily, on the 27th day of each month or on the preceding business day if the 27th falls on a Saturday, Sunday or holiday, all dividends declared since the last dividend payment are paid. The shares whose holders are entitled to receive each such dividend are those shares which are held on the Fund's books at the close of business on the prior day. Therefore, dividends are ordinarily paid on shares starting on the day after they are issued and on the day they are redeemed. When shares are redeemed, any declared but unpaid dividends on these shares will ordinarily be paid on the shares with the next regular dividend payment and not at the time of redemption.

     The Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gains, depending on whether securities are sold and at what price. If the Fund has net realized capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has applicable net capital losses carried over from a prior year or years to offset the gains.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions reinvested in shares of the Fund of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five dollars will be automatically paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in shares are at NAV without any sales charge. The NAV used for this purpose is that computed as of the payment date for the dividend or distribution, although this could be changed by the Board of Directors.

      Even if you receive dividends and distributions on Fund shares in cash, you can thereafter reinvest them (or distributions only) in shares of the Fund at NAV (i.e., no sales charge) next calculated after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                     TAXES

General

     The Fund has qualified since inception for treatment as a regulated investment company ("RIC") under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gains) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets ("50% Diversification Requirement"); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     If the Fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (b) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains, as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

      If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

      The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, the Fund may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year. It is the policy of the Fund to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax.

Income from Options and Futures Contracts

     The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from transactions in options and futures contracts derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

      Any income the Fund earns from writing options is treated as short-term capital gains. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

      Certain options and futures in which the Fund may invest may be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Fund are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

      Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures contracts and forward currency contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The Regulations under section 1092 also provide certain "wash sale" rules which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

      If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and asked prices. Brokerage commissions are paid primarily for effecting transactions in Securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The Fund has not effected transactions through brokers and does not anticipate doing so. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (_IPO_), WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as the fund's or advisory account's investments strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

      In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys and sells. As well, a better negotiated commission may be available through combined orders.

      To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("research and brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

      Research and brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

      The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

      The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

      Such investment research (which may be supplied by a third party at the instance of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

      As of March 31, 2000, the Fund owned J. P. Morgan Securities Inc. securities in the aggregate amount of $423,000. J. P. Morgan Securities Inc. is a regular broker of the Fund.

      The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

                               OTHER INFORMATION

The Shares of the Fund

     The Fund offers four classes of shares: Class A, Class B, Class C and Class Y. Each class represents interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a contingent deferred sales charge; Class B and Class C are subject to a CDSC and to ongoing distribution and service fees; Class B shares converts to Class A shares eight years after the month in which the shares were purchased; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends of Class B shares and Class C shares are expected to be lower than for Class A shares, which in turn are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.


      The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

      Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.



      Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.


 THE INVESTMENTS OF
UNITED GOVERNMENT SECURITIES FUND, INC.
MARCH 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   11.0%, 1-1-03 .........................   $    17 $     18,100
   7.5%, 9-1-07 ..........................        51       50,978
   6.5%, 9-25-18 .........................     2,500    2,405,450
   7.0%, 1-15-19 .........................     4,500    4,421,250
   6.25%, 1-15-21 ........................     3,500    3,380,755
   8.0%, 2-1-23 ..........................     1,126    1,130,151
   6.5%, 11-1-24 .........................     1,816    1,719,518
   7.0%, 12-1-25 .........................     5,899    5,673,717
   Total .................................             18,799,919
 Federal National Mortgage Association:
   8.5%, 8-1-01 ..........................     2,732    2,738,319
   7.0%, 10-25-03 ........................     4,548    4,514,763
   7.135%, 6-1-07 ........................     5,560    5,440,305
   7.15%, 6-1-07 .........................     2,256    2,208,721
   8.4%, 2-25-09 .........................     3,458    3,495,994
   6.09%, 4-1-09 .........................     3,966    3,631,132
   6.147%, 4-1-09 ........................     3,022    2,777,093
   0.0%, 2-12-18 .........................     2,500      773,375
   7.0%, 9-25-20 .........................       500      492,500
   11.0%, 10-1-20 ........................     1,829    2,016,709
   6.5%, 8-25-21 .........................     7,000    6,772,500
   7.0%, 12-1-23 .........................     5,342    5,134,836
   7.42%, 10-1-25 ........................     6,018    6,083,033
   Total .................................             46,079,280
 Government National Mortgage Association:
   7.0%, 7-15-23 .........................     2,595    2,520,635
   7.0%, 8-20-27 .........................       695      669,920
   9.75%, 11-15-28 .......................     2,902    3,160,599
   7.75%, 10-15-31 .......................     1,959    1,965,766
   Total .................................              8,316,920
 United States Treasury:
   5.5%, 3-31-03 .........................     2,000    1,949,060
   7.5%, 2-15-05 .........................     4,000    4,182,480
   6.5%, 8-15-05 .........................     2,500    2,514,850
   6.5%, 10-15-06 ........................       500      504,220
   6.125%, 11-15-27 ......................     8,500    8,583,640
   Total .................................             17,734,250
             See Notes to Schedule of Investments on page .

 THE INVESTMENTS OF
UNITED GOVERNMENT SECURITIES FUND, INC.
MARCH 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
UNITED STATES GOVERNMENT SECURITIES (Continued)
 Miscellaneous United States Government
   Backed Securities:
   Federal Agricultural Mortgage Corporation
    Guaranteed Agricultural Mortgage-Backed
    Securities,
    7.066%, 1-25-12  .....................   $ 6,582 $  6,371,209
   Tennessee Valley Authority,
    5.88%, 4-1-36  .......................     7,750    7,451,237
   United States Department of Veterans Affairs,
    Guaranteed REMIC Pass-Through Certificates,
    Vendee Mortgage Trust:
    1997-2 Class C,
    7.5%, 8-15-17  .......................     3,500    3,502,170
    1998-1 Class 2-B,
    7.0%, 6-15-19  .......................     3,000    2,952,180
    1998-3 Class B,
    6.5%, 5-15-20  .......................     1,500    1,432,500
    1999-1 Class 2-B,
    6.5%, 8-15-20  .......................     3,000    2,899,680
   United States Government Guaranteed Development
    Company Participation Certificates,
    Series 1995-20 F, Guaranteed by the U.S.
    Small Business Administration (an
    Independent Agency of the United States),
    6.8%, 6-1-15  ........................     3,831    3,720,228
    Total  ...............................             28,329,204
TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 99.56%                                 $119,259,573
 (Cost: $121,457,551)
SHORT-TERM SECURITIES - 0.35%
 J.P. Morgan Securities Inc., 5.97% Repurchase
   Agreement dated 3-31-00, to be
   repurchased at $423,211 on 4-3-00* ....       423   $  423,000
 (Cost: $423,000)
TOTAL INVESTMENT SECURITIES - 99.91%                 $119,682,573
 (Cost: $121,880,551)
CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.09%         109,034
NET ASSETS - 100.00%                                 $119,791,607
Notes to Schedule of Investments
*Collateralized by $349,000 U.S. Treasury Bonds, 8.125% due 8-15-21;
 market value and accrued interest aggregate $432,506.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

 UNITED GOVERNMENT SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000
(In Thousands, Except for Per Share Amounts)
Assets
 Investment securities - at value
   (Notes 1 and 3) .................................     $119,683
 Cash   ............................................           33
 Receivables:
   Interest ........................................        1,210
   Fund shares sold ................................           41
   Investment securities sold ......................            1
 Prepaid insurance premium  ........................           11
                                                         --------
    Total assets  ..................................      120,979
                                                         --------
Liabilities
 Payable to Fund shareholders  .....................        1,040
 Dividends payable  ................................           72
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................           34
 Accrued service fee (Note 2)  .....................           22
 Accrued accounting services fee (Note 2)  .........            3
 Accrued management fee (Note 2)  ..................            2
 Accrued distribution fee (Note 2)  ................            3
 Other  ............................................           11
                                                         --------
    Total liabilities  .............................        1,187
                                                         --------
      Total net assets..............................     $119,792
                                                         ========
Net Assets
 $0.01 par value capital stock
   Capital stock ...................................     $    229
   Additional paid-in capital ......................      124,044
 Accumulated undistributed loss:
   Accumulated undistributed net realized loss on
    investment transactions  .......................       (2,283)
   Net unrealized depreciation in value of
    investments  ...................................       (2,198)
                                                         --------
    Net assets applicable to outstanding units
      of capital ...................................     $119,792
                                                         ========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $5.22
 Class B  ..........................................        $5.22
 Class C  ..........................................        $5.22
 Class Y  ..........................................        $5.22
Capital shares outstanding
 Class A  ..........................................       22,373
 Class B  ..........................................          115
 Class C  ..........................................           53
 Class Y  ..........................................          406
Capital shares authorized ..........................    3,000,000
                  See notes to financial statements.

 UNITED GOVERNMENT SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 2000
(In Thousands)
Investment Income
 Interest and amortization (Note 1B)  ..............       $9,004
                                                           ------
 Expenses (Note 2):
   Investment management fee .......................          618
   Transfer agency and dividend disbursing:
    Class A ........................................          336
    Class B ........................................            1
    Class C ........................................          ---*
   Service fee:
    Class A ........................................          301
    Class B ........................................          ---*
    Class C ........................................          ---*
   Accounting services fee .........................           40
   Distribution fee:
    Class A ........................................           25
    Class B ........................................            2
    Class C ........................................          ---*
   Audit fees ......................................           10
   Custodian fees ..................................            9
   Legal fees ......................................            7
   Shareholder servicing - Class Y .................            3
   Other ...........................................          112
                                                           ------
    Total expenses  ................................        1,464
                                                           ------
      Net investment income ........................        7,540
                                                           ------
Realized and Unrealized Loss on
 Investments (Notes 1 and 3)
 Realized net loss on investments ..................         (739)
 Unrealized depreciation in value of investments
   during the period ...............................       (4,577)
                                                           ------
    Net loss on investments  .......................       (5,316)
                                                           ------
      Net increase in net assets resulting from
       operations  .................................       $2,224
                                                           ======
*Not shown due to rounding.
                  See notes to financial statements.

 UNITED GOVERNMENT SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)
                                        For the fiscal year ended
                                                 March 31,
                                        -------------------------
                                            2000        1999
                                        ------------ ------------
 Operations:
   Net investment income ............      $  7,540      $  7,892
   Realized net gain
     (loss) on investments  .........          (739)        1,192
   Unrealized depreciation  .........        (4,577)       (2,312)
                                           --------      --------
    Net increase in net assets
      resulting from operations .....         2,224         6,772
                                           --------      --------
 Dividends to shareholders from
   net investment income (Note 1D):*
   Class A ..........................        (7,397)       (7,788)
   Class B ..........................           (10)          ---
   Class C ..........................            (3)          ---
   Class Y ..........................          (130)         (104)
                                           --------      --------
                                             (7,540)       (7,892)
                                           --------      --------
 Capital share transactions
   (Note 5) .........................       (11,340)        4,219
                                           --------      --------
      Total increase (decrease) .....       (16,656)        3,099
Net Assets
 Beginning of period  ...............       136,448       133,349
                                           --------      --------
 End of period  .....................      $119,792      $136,448
                                           ========      ========
   Undistributed net investment income         $---          $---
                                               ====          ====
              *See "Financial Highlights" on pages  - .
                  See notes to financial statements.

 UNITED GOVERNMENT SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                               For the fiscal year ended March 31,
                              -----------------------------------
                               2000   1999    1998   1997    1996
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $5.43  $5.46   $5.19  $5.32   $5.13
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.31   0.32    0.33   0.33    0.34
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.21) (0.03)   0.27  (0.13)   0.19
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.10   0.29    0.60   0.20    0.53
                              -----  -----   -----  -----   -----
Less dividends declared
 from net investment
 income  ...........          (0.31) (0.32)  (0.33) (0.33)  (0.34)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $5.22  $5.43   $5.46  $5.19   $5.32
                              =====  =====   =====  =====   =====
Total return* ......           1.82%  5.44%  11.84%  3.75%  10.48%
Net assets, end
 of period (in
 millions)  ........           $117   $134    $131   $129    $146
Ratio of expenses
 to average net
 assets  ...........           1.12%  0.96%   0.89%  0.91%   0.83%
Ratio of net investment
 income to average
 net assets  .......           5.77%  5.82%   6.14%  6.17%   6.34%
Portfolio turnover
 rate  .............          26.78% 37.06%  35.18% 34.18%  63.05%
*Total return calculated without taking into account the sales load deducted on an initial purchase.
                  See notes to financial statements.

 UNITED GOVERNMENT SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout The Period:
                            For the
                             period
                               from
                           10/4/99*
                            through
                            3/31/00
                            -------
Net asset value,
 beginning of period          $5.25
                              ----
Income from investment
 operations:
 Net investment
   income ..........           0.13
 Net realized and
   unrealized loss
   on investments ..          (0.03)
                              ----
Total from investment
 operations  .......           0.10
                              ----
Less dividends declared
 from net investment
 income  ...........          (0.13)
                              ----
Net asset value,
 end of period  ....          $5.22
                              ====
Total return .......           1.88%
Net assets, end of
 period (000
 omitted)  .........           $599
Ratio of expenses
 to average
 net assets  .......           1.85%**
Ratio of net investment
 income to average
 net assets  .......           5.19%**
Portfolio turnover
 rate  .............          26.78%**
 *Commencement of operations.
**Annualized.
                   See notes to financial statements.

 UNITED GOVERNMENT SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding
Throughout The Period:
                            For the
                             period
                               from
                           10/8/99*
                            through
                            3/31/00
                            -------
Net asset value,
 beginning of period          $5.23
                              ----
Income from investment
 operations:
 Net investment
   income ..........           0.12
 Net realized and
   unrealized loss
   on investments ..          (0.01)
                              ----
Total from investment
 operations  .......           0.11
                              ----
Less dividends declared
 from net investment
 income  ...........          (0.12)
                              ----
Net asset value,
 end of period  ....          $5.22
                              ====
Total return .......           2.08%
Net assets, end of
 period (000
 omitted)  .........           $269
Ratio of expenses
 to average net
 assets  ...........           2.07%**
Ratio of net investment
 income to average
 net assets  .......           4.98%**
Portfolio turnover
 rate  .............          26.78%**
 *Commencement of operations.
**Annualized.
                  See notes to financial statements.

 UNITED GOVERNMENT SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                                                          For the
                                                           period
                                   For the fiscal year       from
                                      ended March 31,    9/27/95*
                              --------------------------- through
                               2000   1999    1998   1997 3/31/96
                              -----  -----   -----  ----- -------
Net asset value,
 beginning of period          $5.43  $5.46   $5.19  $5.32   $5.33
                              -----  -----   -----  -----   -----
Income from investment
 operations:
 Net investment
   income ..........           0.33   0.33    0.34   0.34    0.17
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (0.21) (0.03)   0.27  (0.13)  (0.01)
                              -----  -----   -----  -----   -----
Total from investment
 operations  .......           0.12   0.30    0.61   0.21    0.16
                              -----  -----   -----  -----   -----
Less dividends declared
 from net investment
 income  ...........          (0.33) (0.33)  (0.34) (0.34)  (0.17)
                              -----  -----   -----  -----   -----
Net asset value,
 end of period  ....          $5.22  $5.43   $5.46  $5.19   $5.32
                              =====  =====   =====  =====   =====
Total return .......           2.20%  5.71%  12.02%  3.99%   3.04%
Net assets, end of
 period (in
 millions)  ........             $2     $2      $2     $1      $1
Ratio of expenses
 to average net
 assets  ...........           0.75%  0.68%   0.66%  0.67%   0.60%**
Ratio of net
 investment income
 to average net
 assets  ...........           6.15%  6.10%   6.37%  6.41%   6.40%**
Portfolio
 turnover rate  ....          26.78% 37.06%  35.18% 34.18%  63.05%**
 *Commencement of operations.
**Annualized.
                   See notes to financial statements.

 UNITED GOVERNMENT SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
NOTE 1 -- Significant Accounting Policies
     United Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek as high a current income as is consistent with safety of principal. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.
A. Security valuation -- The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and in options and futures contracts on those securities. Government debt securities are valued using a pricing system provided by a pricing service or dealer in bonds. Other securities are valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the average of the latest bid and asked prices. Short-term debt securities are valued at amortized cost, which approximates market.
B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums and post-1984 market discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis and includes differences between cost and face amount on principal reductions of securities. See Note 3 -- Investment Security Transactions.
C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.
D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.
E. Repurchase agreements -- Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, remains at least equal to the value of the loan, including accrued interest thereon. The collateral for the repurchase agreement is held by the Fund's custodian bank. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
NOTE 2 -- Investment Management and Payments to Affiliated Persons
     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of:
0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.
     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.
     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.
                       Accounting Services Fee
                   Average
               Net Asset Level                 Annual Fee
          (all dollars in millions)       Rate for Each Level
          -------------------------       -------------------
          From $    0 to $   10                $      0
          From $   10 to $   25                $ 10,000
          From $   25 to $   50                $ 20,000
          From $   50 to $  100                $ 30,000
          From $  100 to $  200                $ 40,000
          From $  200 to $  350                $ 50,000
          From $  350 to $  550                $ 60,000
          From $  550 to $  750                $ 70,000
          From $  750 to $1,000                $ 85,000
               $1,000 and Over                 $100,000
     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

      As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $114,701. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $115,765 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.
     A contingent deferred sales charge (_CDSC_) may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. The purpose of the deferred sales charge is to compensate W&R for the costs incurred by W&R in connection with the sale of Fund shares.
     With respect to Class B shares, the amount of the CDSC will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the first calendar year of investment, 5%; the second calendar year, 4%; the third calendar year, 3%; the fourth calendar year, 3%; the fifth calendar year, 2%; the sixth calendar year, 1% and thereafter, 0%.
     If Class C shares are sold within 12 months of buying these shares, a 1% CDSC will be imposed.
     The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended March 31, 2000, W&R received $627 in deferred sales charges from Class C shares. No CDSC fees were received from Class B shares.
     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.
     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which is it entitled to reimbursement under the Class A Plan.
     The Fund paid Directors' fees of $4,776, which are included in other expenses.

       W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.
NOTE 3 -- Investment Security Transactions
     Purchases of U.S. Government securities aggregated $33,655,839 while proceeds from maturities and sales aggregated $34,364,228. Purchases of short-term securities aggregated $1,212,029,000 while proceeds from maturities and sales aggregated $1,222,301,000.
     For Federal income tax purposes, cost of investments owned at March 31, 2000 was $122,151,091, resulting in net unrealized depreciation of $2,468,518, of which $811,592 related to appreciated securities and $3,280,110 to depreciated securities.
NOTE 4 -- Federal Income Tax Matters
     For Federal income tax purposes, the Fund realized capital losses of $467,822 during the year ended March 31, 2000. Capital loss carryovers aggregated $2,016,745 at March 31, 2000, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $515,470 at March 31, 2003; $343,195 at March 31, 2004; $690,258 at March 31,
2005; and $467,822 at March 31, 2008.
NOTE 5 -- Multiclass Operations
     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1
Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.
     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.
     Transactions in capital stock are summarized below.  Amounts are
in thousands.
                              For the fiscal
                          year ended March 31,
                       --------------------------
                           2000           1999
                       ------------  ------------

 Shares issued from sale
 of shares:
 Class A  ............        4,386         6,970
 Class B .............          179           ---
 Class C .............           67           ---
 Class Y  ............           57           351
Shares issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............        1,282         1,303
 Class B .............            2           ---
 Class C .............            1           ---
 Class Y  ............          229            19
Shares redeemed:
 Class A  ............       (8,120)       (7,387)
 Class B .............          (66)          ---
 Class C .............          (15)          ---
 Class Y  ............         (202)         (521)
                             ------         -----
Increase(decrease) in
 outstanding capital
 shares ..............       (2,200)          735
                             ======         =====
Value issued from sale
 of shares:
 Class A  ............      $23,155       $38,397
 Class B .............          929           ---
 Class C .............          349           ---
 Class Y  ............        1,387         1,930
Value issued from
 reinvestment of dividends
 and/or capital gains
 distribution:
 Class A  ............        6,736         7,154
 Class B .............           10           ---
 Class C .............            3           ---
 Class Y  ............          115           102
Value redeemed:
 Class A  ............      (42,553)      (40,510)
 Class B .............         (344)          ---
 Class C .............          (78)          ---
 Class Y  ............       (1,049)       (2,854)
                           --------       -------
Increase(decrease) in outstanding
 capital  ............     ($11,340)      $ 4,219
                           ========       =======

 INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders,
United Government Securities Fund, Inc.:
 We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Government Securities Fund, Inc. (the "Fund") as of March 31, 2000, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Government Securities Fund, Inc. as of March 31, 2000, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
   /s/Deloitte & Touche LLP
   ------------------------
   Deloitte & Touche LLP
Kansas City, Missouri
May 5, 2000

                          REGISTRATION STATEMENT

                                   PART C
                              OTHER INFORMATION

       23.  Exhibits: United Government Securities Fund, Inc.
           (a) Articles of Incorporation, as amended, filed by EDGAR on June 1, 1995 as EX-99.B1-gschart to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*
                Articles Supplementary, filed by EDGAR on June 1, 1995 as EX-99.B1-gsarsupy to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*
                Articles Supplementary attached hereto as EX-99.B(a)gsartsup
           (b) Bylaws, as amended, filed by EDGAR on June 27, 1996 as EX-99.B2-gsbylaws to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*
                Amendment to Bylaws filed by EDGAR on April 30, 1999 as EX-99B(b)gsbylaw2 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*
           (c)  Not applicable
           (d) Investment Management filed by EDGAR on June 1, 1995 as EX-99.B5-gsima to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*
                Assignment of the Investment Management Agreement filed by EDGAR on June 1, 1995 as EX-99.B5-gsassign to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A* Fee Schedule to the Investment Management Agreement, as amended, filed by EDGAR on July 2, 1999 as EX-99.B(d)gsimafee to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A*
           (e) Underwriting Agreement, filed by EDGAR on June 1, 1995 as EX-99.B6-gsua to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*
           (f)  Not applicable
           (g) Custodian Agreement, as amended, filed by EDGAR on April 30, 1999 as EX-99.B(g)-gsca to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A*
                Custodian Agreement, as amended, attached hereto as EX-
                99.B(g)gsca
           (h) Shareholder Servicing Agreement, filed by EDGAR on April 30, 1999 as EX-99.B(h)-gsssa to Post-Effective Amendment No. 24 to the Registration Statement on Form NA-1*
                Fund Class A application, as amended, filed by EDGAR on May 30, 1997 as EX-99.B9-gsappca to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A*
                Fund Class Y application, filed by EDGAR on June 1, 1995 as EX-99.B9-gsappcy to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*

                Fund NAV application, filed by EDGAR on June 1, 1995 as EX-99.B9-gsappnav to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*
                Fund Class Y Letter of Understanding, filed by EDGAR on June 27, 1996 as EX-99.B9-gslou to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A*
                Accounting Services Agreement filed by EDGAR on June 1, 1995 as EX-99.B9-gsasa to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*
                Service Agreement filed by EDGAR on July 30, 1993 as Exhibit
                (b)(15) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A*
                Amendment to Service Agreement, filed by EDGAR on June 1, 1995 as EX-99.B9-gssaa to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*
                Fidelity Bond Coverage (Exhibit C) to the Shareholder Servicing Agreement, as amended, attached hereto as EX-99.B(h)gsssafid
                Fund Application (Non-Retirement Plan) attached hereto as EX-99.B(h)gsappnon
                Fund Application (Retirement Plan) attached hereto as EX-99.B(h)gsappabc
                Fund Application (Institutional) attached hereto as EX-99.B(h)gsappnav
                Fund Application (Legend Non-Retirement) attached hereto as EX-99.B(h)gsapplegnon
                Fund Application (Legend Retirement) attached hereto as EX-99.B(h)gsapplegabc
           (i) Opinion and Consent of Counsel, attached heret as EX-99.B(i)gslegopn
           (j) Consent of Deloitte & Touche LLP, Independent Accountants, attached hereto as EX-99.B(j)gsconsnt
           (k)  Not applicable
           (l)  Not applicable
           (m) Service Plan, as restated, filed by EDGAR on June 1, 1995 as EX-99.B15-gsspca to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*
                Distribution and Service Plan for Class A shares filed by EDGAR on June 29, 1998 as EX-99.B15-gsdsp to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A*
           (n)  Not applicable
           (o)  Multiple Class Plan, as amended, attached hereto as EX-
                99.B(o)gsmcp
           (p)  Code of Ethics attached hereto as EX-99.B(p)gscode

 24.  Persons Controlled by or under common control with Registrant
     ---------------------------------------------------------------------
      None

 25.  Indemnification
     ---------------
     Reference is made to Section (7) of Article SEVENTH of the Articles of Incorporation of Registrant, as amended, filed June 1, 1995 as EX-99.B1-gschart to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*, and to Article IV of the Underwriting Agreement, filed June 1, 1995 as EX-99.B6-gsua to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A*; each of which provide indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers and employees and agents.
     Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.
     Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 26. Business and Other Connections of Investment Manager
     ----------------------------------------------------
     Waddell & Reed Investment Management Company is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between Waddell & Reed, Inc. and the Registrant, Waddell & Reed, Inc. is to provide investment management services to the Registrant. Waddell & Reed, Inc. assigned its investment management duties under this agreement to Waddell & Reed Investment Management Company on January 8, 1992. Waddell & Reed Investment Management Company is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients. Each director and executive officer of Waddell & Reed Investment Management Company has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of Waddell & Reed Investment Management Company or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.
     As to each director and officer of Waddell & Reed Investment Management Company, reference is made to the Prospectus and SAI of this Registrant.

 27. Principal Underwriter
     ---------------------
     (a) Waddell & Reed, Inc. is the principal underwriter to the Registrant. It is also the principal underwriter to the following investment companies:
          United Funds, Inc.
          United International Growth Fund, Inc.
          United Continental Income Fund, Inc.
          United Vanguard Fund, Inc.
          United Retirement Shares, Inc.
          United Municipal Bond Fund, Inc.
          United High Income Fund, Inc.
          United Cash Management, Inc.
          United New Concepts Fund, Inc.
          United Municipal High Income Fund, Inc.
          United High Income Fund II, Inc.
          United Asset Strategy Fund, Inc.
          United Small Cap Fund, Inc.
          United Tax-Managed Equity Fund, Inc.
          Waddell & Reed Funds, Inc.
          Advantage I
          Advantage II
          Advantage Plus
          Advantage Gold
     (b) The information contained in the underwriter's application on Form BD as filed on June 16, 2000 SEC No. 8-27030 , under the Securities Exchange Act of 1934, is herein incorporated by reference.
     (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

 28. Location of Accounts and Records
     --------------------------------
     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Robert L. Hechler and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

 29. Management Services
     -------------------
     There is no service contract other than as discussed in Parts A and B of this Post-Effective Amendment and listed in response to Items 23.(h) and 23.(m) hereof.

 30. Undertakings
     ------------
     Not applicable
  ---------------------------------
*Incorporated herein by reference

                             POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, UNITED ASSET STRATEGY FUND, INC., UNITED CASH MANAGEMENT, INC., UNITED CONTINENTAL INCOME FUND, INC., UNITED FUNDS, INC., UNITED GOVERNMENT SECURITIES FUND, INC., UNITED HIGH INCOME FUND, INC., UNITED HIGH INCOME FUND II, INC., UNITED INTERNATIONAL GROWTH FUND, INC., UNITED MUNICIPAL BOND FUND, INC., UNITED MUNICIPAL HIGH INCOME FUND, INC., UNITED NEW CONCEPTS FUND, INC., UNITED RETIREMENT SHARES, INC., UNITED SMALL CAP FUND, INC., UNITED TAX-MANAGED EQUITY FUND, INC., UNITED VANGUARD FUND, INC., TARGET/UNITED FUNDS, INC. AND WADDELL & REED FUNDS, INC. (each hereinafter called the "Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

 Date:  February 9, 2000                 /s/Robert L. Hechler
                                        --------------------------
                                        Robert L. Hechler, President

/s/Keith A. Tucker          Chairman of the Board       February 9, 2000
-------------------                                     -----------------
Keith A. Tucker

/s/Robert L. Hechler        President, Principal        February 9, 2000
--------------------        Financial Officer and       -----------------
Robert L. Hechler           Director

/s/Henry J. Herrmann        Vice President and          February 9, 2000
--------------------        Director                    -----------------
Henry J. Herrmann

/s/Theodore W. Howard       Vice President, Treasurer   February 9, 2000
--------------------        and Principal Accounting    -----------------
Theodore W. Howard          Officer

/s/James M. Concannon       Director                    February 9, 2000
--------------------                                    -----------------
James M. Concannon

/s/John A. Dillingham       Director                    February 9, 2000
--------------------                                    -----------------
John A. Dillingham

/s/David P. Gardner         Director                    February 9, 2000
-------------------                                     -----------------
David P. Gardner

/s/Linda K. Graves          Director                    February 9, 2000
--------------------                                    -----------------
Linda K. Graves

/s/Joseph Harroz, Jr.       Director                    February 9, 2000
--------------------                                    -----------------
Joseph Harroz, Jr.

/s/John F. Hayes            Director                    February 9, 2000
--------------------                                    -----------------
John F. Hayes

/s/Glendon E. Johnson       Director                    February 9, 2000
--------------------                                    -----------------
Glendon E. Johnson

/s/William T. Morgan        Director                    February 9, 2000
--------------------                                    -----------------
William T. Morgan

/s/Ronald C. Reimer         Director                    February 9, 2000
--------------------                                    -----------------
Ronald C. Reimer

/s/Frank J. Ross, Jr.       Director                    February 9, 2000
--------------------                                    -----------------
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz      Director                    February 9, 2000
--------------------                                    -----------------
Eleanor B. Schwartz

/s/Frederick Vogel III      Director                    February 9, 2000
--------------------                                    -----------------
Frederick Vogel III

Attest:
/s/Kristen A. Richards
--------------------------------
Kristen A. Richards
Secretary


                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 30th day of June, 2000.

                  UNITED GOVERNMENT SECURITIES FUND, INC.
                               (Registrant)
                         By /s/ Robert L. Hechler*
                         ------------------------
                       Robert L. Hechler, President

     Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

     Signatures          Title
     ----------          -----

/s/Keith A. Tucker*      Chairman of the Board         June 30, 2000
----------------------                                 ----------------
Keith A. Tucker

/s/Robert L. Hechler*    President, Principal          June 30, 2000
----------------------   Financial Officer and         ----------------
Robert L. Hechler        Director

/s/Henry J. Herrmann*    Vice President and            June 30, 2000
----------------------   Director                      ----------------
Henry J. Herrmann

/s/Theodore W. Howard*   Vice President, Treasurer     June 30, 2000
----------------------   and Principal Accounting      ----------------
Theodore W. Howard       Officer

/s/James M. Concannon*   Director                      June 30, 2000
------------------                                     ----------------
James M. Concannon

/s/John A. Dillingham*   Director                      June 30, 2000
------------------                                     ----------------
John A. Dillingham

/s/David P. Gardner*     Director                      June 30, 2000
------------------                                     ----------------
David P. Gardner

/s/Linda K. Graves*      Director                      June 30, 2000
------------------                                     ----------------
Linda K. Graves

/s/Joseph Harroz, Jr.*   Director                      June 30, 2000
------------------                                     ----------------
Joseph Harroz, Jr.

/s/John F. Hayes*        Director                      June 30, 2000
-------------------                                    ----------------
John F. Hayes

/s/Glendon E. Johnson*   Director                      June 30, 2000
-------------------                                    ----------------
Glendon E. Johnson

/s/William T. Morgan*    Director                      June 30, 2000
-------------------                                    ----------------
William T. Morgan

/s/Ronald C. Reimer*     Director                      June 30, 2000
------------------                                     ----------------
Ronald C. Reimer

/s/Frank J. Ross, Jr.*   Director                      June 30, 2000
------------------                                     ----------------
Frank J. Ross, Jr.

/s/Eleanor B Schwartz*   Director                      June 30, 2000
-------------------                                    ----------------
Eleanor B. Schwartz

/s/Frederick Vogel III*  Director                      June 30, 2000
-------------------                                    ----------------
Frederick Vogel III

*By /s/Kristen A. Richards
-------------------------
    Kristen A. Richards
    Attorney-in-Fact

ATTEST:
/s/Daniel C. Schulte
--------------------------
   Daniel C. Schulte
   Assistant Secretary